                                                                  Exhibit 4.3

                                                                  EXECUTION COPY



                            ODYSSEY RE HOLDINGS CORP.



                Up to $110,000,000 Aggregate Principal Amount of


                 4.375% Convertible Senior Debentures due 2022


           ----------------------------------------------------------

                                    INDENTURE

                            Dated as of June 18, 2002

           ----------------------------------------------------------

                              The Bank of New York

                                     TRUSTEE

           ----------------------------------------------------------

                 ODYSSEY RE HOLDINGS CORP. CROSS-REFERENCE TABLE

   TIA                                                                Indenture
Section                                                                Section
-------                                                               ---------
310 (a) (1)......................................................     7.10
    (a) (2)......................................................     7.10
    (a) (3)......................................................     N.A.
    (a) (4)......................................................     N.A.
    (a) (5)......................................................     7.10
    (b)..........................................................     7.8; 7.10
    (c)..........................................................     N.A.
311 (a)..........................................................     7.11
    (b)..........................................................     7.11
    (c)..........................................................     N.A.
312 (a)..........................................................     2.5
    (b)..........................................................     11.3
    (c)..........................................................     11.3
313 (a)..........................................................     7.6
    (b)..........................................................     7.6
    (c)..........................................................     7.6; 11.2
    (d)..........................................................     7.6
314 (a)..........................................................     4.2; 11.2
    (b)..........................................................     N.A.
    (c) (1)......................................................     11.4
    (c) (2)......................................................     11.4
    (c) (3)......................................................     N.A.
    (d)..........................................................     N.A.
    (e)..........................................................     11.5
    (f)..........................................................     N.A.
315 (a)..........................................................     7.1 (b)
    (b)..........................................................     7.5; 11.2
    (c)..........................................................     7.1 (a)
    (d)..........................................................     7.1 (c)
    (e)..........................................................     6.11
316 (a) (last sentence)..........................................     2.8
    (a) (1) (A)..................................................     6.5
    (a) (1) (B)..................................................     6.4
    (a) (2)......................................................     N.A.
    (b)..........................................................     6.7
    (c)..........................................................     N.A.
317 (a) (1)......................................................     6.8
    (a) (2)......................................................     6.9
    (b)..........................................................     2.4
318 (a)..........................................................     11.1
    (c)..........................................................     11.1

 ______________________

N.A. means Not Applicable

NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                 PAGE
                                                                                                 ----
ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE...............................................1

         Section 1.1.   Definitions................................................................1
         Section 1.2.   Other Definitions..........................................................4
         Section 1.3.   Incorporation by Reference of Trust Indenture Act..........................5
         Section 1.4.   Rules of Construction......................................................6
         Section 1.5.   Acts of Holders............................................................6

ARTICLE II THE SECURITIES..........................................................................7

         Section 2.1.   Form and Dating............................................................7
         Section 2.2.   Execution and Authentication...............................................8
         Section 2.3.   Registrar, Paying Agent, Conversion Agent, Calculation Agent
                          and Bid Solicitation Agent...............................................9
         Section 2.4.   Paying Agent to Hold Money and Securities in Trust.........................9
         Section 2.5.   Securityholder Lists......................................................10
         Section 2.6.   Transfer and Exchange.....................................................10
         Section 2.7.   Replacement Securities....................................................11
         Section 2.8.   Outstanding Securities; Determinations of Holders' Action.................12
         Section 2.9.   Temporary Securities......................................................13
         Section 2.10.  Cancellation..............................................................13
         Section 2.11.  Persons Deemed Owners.....................................................13
         Section 2.12.  Global Securities.........................................................13
         Section 2.13.  CUSIP Numbers.............................................................18
         Section 2.14.  Ranking...................................................................18

ARTICLE III REDEMPTION AND PURCHASES..............................................................19

         Section 3.1.   Company's Right to Redeem; Notices to Trustee.............................19
         Section 3.2.   Selection of Securities to Be Redeemed....................................19
         Section 3.3.   Notice of Redemption......................................................20
         Section 3.4.   Effect of Notice of Redemption............................................20
         Section 3.5.   Deposit of Redemption Price...............................................21
         Section 3.6.   Securities Redeemed in Part...............................................21
         Section 3.7.   Purchase of Securities by the Company at Option of the Holder.............21
         Section 3.8.   Purchase of Securities at Option of the Holder upon Change of Control.....23
         Section 3.9.   Company's Right to Elect Manner of Payment of Purchase Price and
                        Change of Control Purchase Price for Payment..............................27
         Section 3.10.  Effect of Purchase Notice or Change of Control Purchase Notice............32
         Section 3.11.  Deposit of Purchase Price or Change of Control Purchase Price.............33
         Section 3.12.  Securities Purchased in Part..............................................34

                                                                                                 PAGE
                                                                                                 ----
         Section 3.13.  Covenant to Comply With Securities Laws Upon Purchase of Securities.......34
         Section 3.14.  Repayment to the Company..................................................34

ARTICLE IV COVENANTS..............................................................................35

         Section 4.1.   Payment of Securities.....................................................35
         Section 4.2.   SEC and Other Reports.....................................................35
         Section 4.3.   Compliance Certificate....................................................35
         Section 4.4.   Further Instruments and Acts..............................................36
         Section 4.5.   Maintenance of Office or Agency...........................................36
         Section 4.6.   Delivery of Certain Information...........................................36
         Section 4.7.   Tax Treatment of Securities...............................................36
         Section 4.8.   Statement by Officers as to Default.......................................37

ARTICLE V SUCCESSOR CORPORATION...................................................................37

         Section 5.1.   When Company May Merge or Transfer Assets.................................37

ARTICLE VI DEFAULTS AND REMEDIES..................................................................38

         Section 6.1.   Events of Default.........................................................38
         Section 6.2.   Acceleration..............................................................41
         Section 6.3.   Other Remedies............................................................41
         Section 6.4.   Waiver of Past Defaults...................................................41
         Section 6.5.   Control by Majority.......................................................42
         Section 6.6.   Limitation on Suits.......................................................42
         Section 6.7.   Rights of Holders to Receive Payment......................................42
         Section 6.8.   Collection Suit by Trustee................................................42
         Section 6.9.   Trustee May File Proofs of Claim..........................................43
         Section 6.10.  Priorities................................................................43
         Section 6.11.  Undertaking for Costs.....................................................44
         Section 6.12.  Waiver of Stay, Extension or Usury Laws...................................44

ARTICLE VII TRUSTEE...............................................................................44

         Section 7.1.   Duties of Trustee.........................................................44
         Section 7.2.   Rights of Trustee.........................................................45
         Section 7.3.   Individual Rights of Trustee..............................................47
         Section 7.4.   Trustee's Disclaimer......................................................47
         Section 7.5.   Notice of Defaults........................................................47
         Section 7.6.   Reports by Trustee to Holders.............................................47
         Section 7.7.   Compensation and Indemnity................................................48
         Section 7.8.   Replacement of Trustee....................................................48
         Section 7.9.   Successor Trustee by Merger...............................................49
         Section 7.10.  Eligibility; Disqualification.............................................49
         Section 7.11.  Preferential Collection of Claims Against Company.........................49

                                                                                                 PAGE
                                                                                                 ----
ARTICLE VIII DISCHARGE OF INDENTURE...............................................................50

         Section 8.1.   Discharge of Liability on Securities......................................50
         Section 8.2.   Repayment to the Company..................................................50

ARTICLE IX AMENDMENTS.............................................................................50

         Section 9.1.   Without Consent of Holders................................................50
         Section 9.2.   With Consent of Holders...................................................51
         Section 9.3.   Compliance with Trust Indenture Act.......................................52
         Section 9.4.   Revocation and Effect of Consents, Waivers and Actions....................52
         Section 9.5.   Notation on or Exchange of Securities.....................................53
         Section 9.6.   Trustee to Sign Supplemental Indentures...................................53
         Section 9.7.   Effect of Supplemental Indentures.........................................53

ARTICLE X CONVERSIONS.............................................................................53

         Section 10.1.  Conversion Privilege......................................................53
         Section 10.2.  Conversion Procedure; Conversion Price; Fractional Shares.................55
         Section 10.3.  Adjustment of Conversion Price for Common Stock...........................56
         Section 10.4.  Consolidation or Merger of the Company....................................65
         Section 10.5.  Notice of Adjustment......................................................67
         Section 10.6.  Notice in Certain Events..................................................67
         Section 10.7.  Company To Reserve Stock: Registration; Listing...........................68
         Section 10.8.  Taxes on Conversion.......................................................69
         Section 10.9.  Conversion After Record Date..............................................69
         Section 10.10. Company Determination Final...............................................70
         Section 10.11. Responsibility of Trustee for Conversion Provisions.......................70
         Section 10.12. Unconditional Right of Holders to Convert.................................70
         Section 10.13. Cash Conversion Option....................................................70

ARTICLE XI MISCELLANEOUS..........................................................................71

         Section 11.1.  Trust Indenture Act Controls..............................................71
         Section 11.2.  Notices...................................................................72
         Section 11.3.  Communication by Holders with Other Holders...............................72
         Section 11.4.  Certificate and Opinion as to Conditions Precedent........................72
         Section 11.5.  Statements Required in Certificate or Opinion.............................73
         Section 11.6.  Separability Clause.......................................................73
         Section 11.7.  Rules by Trustee, Paying Agent, Conversion Agent and Registrar............73
         Section 11.8.  Legal Holidays............................................................73
         Section 11.9.  GOVERNING LAW.............................................................73
         Section 11.10. No Recourse Against Others................................................73
         Section 11.11. Successors................................................................74
         Section 11.12. Multiple Originals........................................................74

                                                                                                 PAGE
                                                                                                 ----
EXHIBIT A    Form of Global Security...............................................................

EXHIBIT B    Form of Certificated Security.........................................................

EXHIBIT C    Transfer Certificate..................................................................

     INDENTURE dated as of June 18, 2002 between ODYSSEY RE HOLDINGS CORP., a Delaware corporation (the "COMPANY"), and THE BANK OF NEW YORK, a New York banking corporation (the "TRUSTEE").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's 4.375% Convertible Senior Debentures due 2022:


                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

     Section 1.1. Definitions.

     "144A GLOBAL SECURITY" means a permanent Global Security in the form of the Security attached hereto as Exhibit A that is deposited with, and registered in the name of, the Depositary, representing Securities sold in reliance on Rule 144A under the Securities Act.

     "ADDITIONAL INTEREST" means Additional Interest as defined in the Registration Rights Agreement.

     "AFFILIATE" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "APPLICABLE PROCEDURES" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

     "BOARD OF DIRECTORS" means either the board of directors of the Company or any duly authorized committee of such board.

     "BOARD RESOLUTION" means a resolution of the Board of Directors.

     "BUSINESS DAY" means each day of the year other than a Saturday or a Sunday or other day on which banking institutions in The City of New York are required or authorized by law or regulation to close.

     "CALCULATION AGENT" means initially The Bank of New York and its successors and assigns.

     "CAPITAL STOCK" for any corporation means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that corporation.

     "CERTIFICATED SECURITIES" means Securities that are in the form of the Securities attached hereto as Exhibit B.

     "COMMON STOCK" means the shares of common stock, $0.01 par value per share, of the Company as it exists on the date of this Indenture or any other shares of Capital Stock of the Company into which such Common Stock shall be reclassified or changed.

     "COMPANY" means the party named as the "Company" in the first Section of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

     "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by any two Officers.

     "CONVERSION PRICE" means initially $21.28, subject to adjustment as set forth herein.

     "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 101 Barclay Street, Floor 21W, New York, New York 10286, Attention: Corporate Trust Trustee Administration, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

     "DEFAULT" means any event which is, or after notice or passage of time or both would be, an Event of Default.

     "GLOBAL SECURITIES" means Securities that are in the form of the Securities attached hereto as Exhibit A and to the extent that such Securities are required to bear the Legend required by Section 2.6, such Securities will be in the form of a 144A Global Security.

     "HOLDER" or "SECURITYHOLDER" means a person in whose name a Security is registered on the Registrar's books.

     "INDENTURE" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are deemed to be a part hereof.

     "ISSUE DATE" of any Security means the date on which such Security was originally issued or deemed issued as set forth on the face of the Security.

     "NYSE" means The New York Stock Exchange, Inc.

     "OFFICER" means the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, any Vice President, the Treasurer, the Controller, or the Secretary or any Assistant Treasurer or Assistant Secretary of the Company.

     "OFFICERS' CERTIFICATE" means a written certificate containing the information specified in Sections 11.4 and 11.5, signed in the name of the Company by any two Officers, and delivered to the Trustee. An Officers' Certificate given pursuant to Section 4.3 shall be signed by an authorized financial or accounting Officer of the Company but need not contain the information specified in Sections 11.4 and 11.5.

     "OPINION OF COUNSEL" means a written opinion containing the information specified in Sections 11.4 and 11.5, from legal counsel. The counsel may be an employee of, or counsel to, the Company.

     "PERSON" or "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     "REDEMPTION DATE" or "REDEMPTION DATE" means the date specified for redemption of the Securities in accordance with the terms of the Securities and this Indenture.

     "REDEMPTION PRICE" or "redemption price" has the meaning set forth in
Section 5 of the Securities.

     "REGISTRATION RIGHTS AGREEMENT" means the Resale Registration Rights Agreement, dated as of the date hereof, among the Company and Banc of America Securities LLC.

     "RESPONSIBLE OFFICER" means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

     "RESTRICTED SECURITY" means a Security required to bear the restrictive legend set forth in the form of Security set forth in Exhibits A and B of this Indenture.

     "RULE 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

     "SEC" means the Securities and Exchange Commission.

     "SECURITIES" means any of the Company's 4.375% Convertible Senior Debentures due 2022, as amended or supplemented from time to time, issued under this Indenture.

     "SECURITYHOLDER" or "Holder" means a person in whose name a Security is registered on the Registrar's books.

     "STATED MATURITY", when used with respect to any Security, means June 15, 2022.

     "SUBSIDIARY" means any person of which at least a majority of the outstanding Voting Stock shall at the time directly or indirectly be owned or controlled by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

     "TIA" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, provided, however, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

     "TRADING DAY" means a day during which trading in securities generally occurs on the NYSE or, if the Common Stock is not listed on the NYSE, on the principal other national or regional securities exchange on which the Common Stock then is listed or, if the Common Stock is not listed on a national or regional securities exchange, on the National Association of Securities Dealers Automated Quotation System or, if the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotation System, on the principal other market on which the Common Stock is then traded.

     "TRUSTEE" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

     "VOTING STOCK" of a person means Capital Stock of such person of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such person (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

     Section 1.2. Other Definitions

Term Section:                                               Defined in:
-------------                                               -----------
"Agent Members"............................................   2.12(e)
"Applicable Stock".........................................   3.8(c)
"beneficial owner".........................................   3.8(a)
"Bid Solicitation Agent"...................................   2.3
"cash".....................................................   3.9(a)
"Cash Settlement Averaging Period".........................   10.13(b)
"Change of Control"........................................   3.8(a)
"Change of Control Purchase Date"..........................   3.8(a)
"Change of Control Purchase Notice"........................   3.8(c)
"Change of Control Purchase Price".........................   3.8(a)
"Company Notice"...........................................   3.9(d)

Term Section:                                               Defined in:
-------------                                               -----------
"Company Notice Date"......................................   3.9(b)
"Conversion Agent".........................................   2.3
"Conversion Period"........................................   10.1(b)
"Conversion Rate"..........................................   10.1(b)
"Conversion Value".........................................   10.1(b)
"Current Market Price".....................................   10.3(g)
"Depositary"...............................................   2.1(a)
"Designated Subsidiary"....................................   6.1
"Event of Default".........................................   6.1
"Ex-Dividend Time".........................................   10.1(b)
"Excess Amount"............................................   10.3(f)
"Exchange Act".............................................   2.12(e)
"Expiration Time"..........................................   10.3(f)
"Fairfax"..................................................   3.8(a)(1)(i)
"Fair Market Value"........................................   10.3(g)
"Legal Holiday"............................................   11.8
"Legend"...................................................   2.6(f)
"Market Price".............................................   3.9(c)
"Non-Electing Share" ......................................   10.4
"Notice of Default"........................................   6.1
"Paying Agent".............................................   2.3
"Purchase Date"............................................   3.7(a)
"Purchase Notice"..........................................   3.7(a)
"Purchase Price"...........................................   3.7(a)
"QIB"......................................................   2.1(a)
"Record Date"..............................................   10.3(g)
"Reference Period" ........................................   10.3(d)(2)
"Registrar"................................................   2.3
"Rule 144A Information"....................................   4.6
"Sale Price"...............................................   3.9(c)
"Securities Act"...........................................   2.6(f)
"Spin-Off".................................................   10.3(d)(2)
"Trigger Event"............................................   10.3(d)(3)

     Section 1.3. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "COMMISSION" means the SEC.

     "INDENTURE SECURITIES" means the Securities.

     "INDENTURE SECURITY HOLDER" means a Securityholder.

     "INDENTURE TO BE QUALIFIED" means this Indenture.

     "INDENTURE TRUSTEE" or "institutional trustee" means the Trustee.

     "OBLIGOR" on the indenture securities means the Company.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

     Section 1.4. Rules of Construction. Unless the context otherwise requires:

          (a) a term has the meaning assigned to it;

          (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

          (c) "or" is not exclusive;

          (d) "including" means including, without limitation; and

          (e) words in the singular include the plural, and words in the plural include the singular.

     Section 1.5. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company, as described in Section 11.2. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The principal amount and serial number of any Security and the ownership of Securities shall be proved by the register maintained by the Registrar for the Securities.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                                   ARTICLE II

                                 THE SECURITIES

     Section 2.1. Form and Dating The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibits A and B, which are a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage (provided that any such notation, legend or endorsement required by usage is in a form acceptable to the Company). The Company shall provide any such notations, legends or endorsements to the Trustee in writing. Each Security shall be dated the date of its authentication.

     (a) 144A Global Securities. Securities offered and sold within the United States to qualified institutional buyers as defined in Rule 144A ("QIBS") in reliance on Rule 144A shall be issued, initially in the form of a 144A Global Security, which shall be deposited with the Trustee at its Corporate Trust Office, as custodian for the Depositary (as defined below) and registered in the name of The Depository Trust Company ("DTC") or the nominee thereof (DTC, or any successor thereto, and any such nominee being hereinafter referred to as the "DEPOSITARY"), duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the 144A Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

     (b) Global Securities in General. Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, repurchases and conversions.

     Any adjustment of the aggregate principal amount of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 2.12 hereof and shall be made on the records of the Trustee and the Depositary.

     (c) Book-Entry Provisions. This Section 2.1(c) shall apply only to Global Securities deposited with or on behalf of the Depositary.

     The Company shall execute and the Trustee shall, in accordance with this
Section 2.1(c), authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depositary, (b) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions and (c) shall be substantially in the form of Exhibit A attached hereto.

     (d) Certificated Securities. Securities not issued as interests in the Global Securities will be issued in certificated form substantially in the form of Exhibit B attached hereto.

     Section 2.2. Execution and Authentication. The Securities shall be executed on behalf of the Company by any Officer. The signature of the Officer on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at the time of the execution of the Securities Officers shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of authentication of such Securities.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

     The Trustee shall authenticate and deliver the Securities for original issue in an aggregate principal amount of up to $110,000,000 upon one or more Company Orders without any further action by the Company (other than as contemplated in Section 11.4 and Section 11.5 hereof). The aggregate principal amount of the Securities due at the Stated Maturity thereof outstanding at any time may not exceed the amount set forth in the foregoing sentence, except upon the accrual of contingent interest as contemplated in the form of Security attached hereto as Exhibit A.

     The Securities shall be issued only in registered form without coupons and only in denominations of $1,000 of principal amount and any integral multiple of $1,000.

     Section 2.3. Registrar, Paying Agent, Conversion Agent, Calculation Agent and Bid Solicitation Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("REGISTRAR"), an office or agency where Securities may be presented for purchase or payment ("PAYING AGENT") and an office or agency where Securities may be presented for conversion ("CONVERSION AGENT"). The Company shall also appoint a bid solicitation agent (the "BID SOLICITATION AGENT") to act as set forth under Section 1(c) of the Securities. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term Paying Agent includes any additional paying agent, including any named pursuant to Section 4.5. The term Conversion Agent includes any additional conversion agent, including any named pursuant to
Section 4.5.

     The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent, Calculation Agent, Bid Solicitation Agent or co-registrar (in each case, if such Registrar, agent or co-registrar is a Person other than the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent, Conversion Agent or Bid Solicitation Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.7. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar, Conversion Agent or co-registrar.

     The Company initially appoints the Trustee as Registrar, Conversion Agent, Calculation Agent, Paying Agent and Bid Solicitation Agent in connection with the Securities.

     Section 2.4. Paying Agent to Hold Money and Securities in Trust. Except as otherwise provided herein, on or prior to each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent a sum of money (in immediately available funds if deposited on the due date) or shares of Common Stock sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money and shares of Common Stock held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money and shares of Common Stock so held in trust. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying Agent, it shall segregate the money and shares of Common Stock held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money and shares of Common Stock held by it to the Trustee and to account for any funds and Common Stock disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money or shares of Common Stock.

     Section 2.5. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall cause to be furnished to the Trustee at least semiannually on June 1 and December 1 a listing of Securityholders dated within 15 days of the date on which the list is furnished and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

     Section 2.6. Transfer and Exchange. Subject to Section 2.12 hereof, (a) upon surrender for registration of transfer of any Security, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at the office or agency of the Company designated as Registrar or co-registrar pursuant to Section 2.3, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate principal amount. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange.

     At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate principal amount upon surrender of the Securities to be exchanged, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities in respect of which a Purchase Notice or Change of Control Purchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture (except, in the case of Securities to be purchased in part, the portion thereof not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

     (b) Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.12 and this Section 2.6(b). Transfers of a Global Security shall be limited to transfers of such Global Security in whole or in part, to the Depositary, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

     (c) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register for the Securities.

     (d) Any Registrar appointed pursuant to Section 2.3 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

     (e) No Registrar shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities or in this Indenture as periods during which such registration of transfers and exchanges need not be made.

     (f) If Securities are issued upon the transfer, exchange or replacement of Securities subject to restrictions on transfer and bearing the legends set forth on the forms of Security attached hereto as Exhibits A and B setting forth such restrictions (collectively, the "LEGEND"), or if a request is made to remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Registrar such satisfactory evidence, which shall include an Opinion of Counsel, as may be reasonably required by the Company and the Registrar and the Trustee (if not the same Person as the Trustee), that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 under the Securities Act of 1933, as amended ("SECURITIES ACT") or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon (i) provision of such satisfactory evidence, or (ii) notification by the Company to the Trustee and Registrar of the sale of such Security pursuant to a registration statement that is effective at the time of such sale, the Trustee, at the written direction of the Company, shall authenticate and deliver a Security that does not bear the Legend. If the Legend is removed from the face of a Security and the Security is subsequently held by the Company or an Affiliate of the Company, the Legend shall be reinstated.

     Section 2.7. Replacement Securities. If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a certificate number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Article 3 hereof, the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

     Upon the issuance of any new Securities under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section 2.7 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section 2.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     Section 2.8. Outstanding Securities; Determinations of Holders' Action. Securities outstanding at any time are all the Securities authenticated by the Trustee except for those cancelled by it, those paid pursuant to Section 2.7, those delivered to it for cancellation and those described in this Section 2.8 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security; provided, however, that in determining whether the Holders of the requisite principal amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent, waiver, or other Act hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other Act, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles 6 and 9).

     If a Security is replaced pursuant to Section 2.7, the replaced Security ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser unaware that such Security has been replaced.

     If the Paying Agent holds, in accordance with this Indenture, on a Redemption Date, or on the Business Day following a Purchase Date or a Change of Control Purchase Date, or on Stated Maturity, money or securities, if permitted hereunder, sufficient to pay Securities payable on that date, then immediately after such Redemption Date, Purchase Date, Change of Control Purchase Date or Stated Maturity, as the case may be, such Securities shall cease to be outstanding and interest, including contingent interest and additional interest, if any, on such Securities shall cease to accrue; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

     If a Security is converted in accordance with Article 10, then from and after the time of conversion on the date of conversion, such Security shall cease to be outstanding and interest, including contingent interest and additional interest, if any, shall cease to accrue on such Security.

     Section 2.9. Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

     If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.3, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

     Section 2.10. Cancellation. All Securities surrendered for payment, purchase by the Company pursuant to Article 3, conversion, redemption or registration of transfer or exchange shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article 10. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with the Trustee's customary procedure.

     Section 2.11. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of the Security or the payment of any Redemption Price, Purchase Price or Change of Control Purchase Price in respect thereof, and interest thereon, for the purpose of conversion and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     Section 2.12. Global Securities. (a) Notwithstanding any other provisions of this Indenture or the Securities, (A) transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.6 and Section 2.12(a)(i), (B) transfers of a beneficial interest in a Global Security for a Certificated Security shall comply with Section 2.6, Section 2.12(a)(ii) below and Section 2.12(e)(1) below, and (C) transfers of a Certificated Security shall comply with Section 2.6 and Sections 2.12(a)(iii) and (iv) below.

          (i) Transfer of Global Security. A Global Security may not be transferred, in whole or in part, to any person other than the Depositary or a nominee or any successor thereof, and no such transfer to any such other person may be registered; provided that this clause (i) shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such person. Nothing in this Section 2.12(a)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 2.12(a).

          (ii) Restrictions on Transfer of a Beneficial Interest in a Global Security for a Certificated Security. A beneficial interest in a Global Security may not be exchanged for a Certificated Security except upon satisfaction of the requirements set forth below and in Section 2.12(e)(1) below. Upon receipt by the Trustee of a transfer of a beneficial interest in a Global Security in accordance with Applicable Procedures for a Certificated Security in the form satisfactory to the Trustee, together with:

               (A) so long as the Securities are Restricted Securities, certification in the form set forth in Exhibit C;

               (B) written instructions to the Trustee to make, or direct the Registrar to make, an adjustment on its books and records with respect to such Global Security to reflect a decrease in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such decrease; and

               (C) if the Company so requests, an Opinion of Counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Legend,

then the Trustee shall cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of the Securities represented by the Global Security to be decreased by the aggregate principal amount of the Certificated Security to be issued, shall issue such Certificated Security and shall debit or cause to be debited to the account of the person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Certificated Security so issued.

          (iii) Transfer and Exchange of Certificated Securities. When Certificated Securities are presented to the Registrar with a request:

               (y) to register the transfer of such Certificated Securities; or

               (z) to exchange such Certificated Securities for an equal principal amount at maturity of Certificated Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Securities surrendered for transfer or exchange:

               (1) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

               (2) so long as such Securities are Restricted Securities, such Securities are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause
          (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

                    (A) if such Certificated Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

                    (B) if such Certificated Securities are being transferred to the Company, a certification to that effect; or

                    (C) if such Certificated Securities are being transferred
               pursuant to an exemption from registration, (i) a certification to that effect (in the form set forth in Exhibit C, if applicable) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Legend.

          (iv) Restrictions on Transfer of a Certificated Security for a Beneficial Interest in a Global Security. A Certificated Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below.

     Upon receipt by the Trustee of a Certificated Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

               (I) so long as the Securities are Restricted Securities, certification, in the form set forth in Exhibit C, that such Certificated Security is being transferred to a QIB in accordance with Rule 144A; and

               (II) written instructions directing the Trustee to make, or to direct the Registrar to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Certificated Security and cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the Certificated Security to be exchanged, and shall credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Certificated Security so cancelled. If no Global Securities are then outstanding, the Company shall issue and the Trustee shall authenticate, upon Company Order, a new Global Security in the appropriate principal amount at maturity.

     (b) Subject to the succeeding paragraph, every Security shall be subject to the restrictions on transfer provided in the Legend including the delivery of an opinion of counsel, if so provided. Whenever any Restricted Security is presented or surrendered for registration of transfer or for exchange for a Security registered in a name other than that of the Holder, such Security must be accompanied by a certificate in substantially the form set forth in Exhibit C, dated the date of such surrender and signed by the Holder of such Security, as to compliance with such restrictions on transfer. The Registrar shall not be required to accept for such registration of transfer or exchange any Security not so accompanied by a properly completed certificate.

     (c) The restrictions imposed by the Legend upon the transferability of any Security shall cease and terminate when such Security has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision). Any Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Security for exchange to the Registrar in accordance with the provisions of this Section 2.12 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by an Opinion of Counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer of such Security has been made in compliance with Rule 144 or such successor provision), be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the restrictive Legend. The Company shall inform the Trustee of the effective date of any registration statement registering the Securities under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

     (d) As used in the preceding two paragraphs of this Section 2.12, the term "transfer" encompasses any sale, pledge, transfer, loan, hypothecation, or other disposition of any Security.

     (e) The provisions of clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

     (1) Notwithstanding any other provisions of this Indenture or the Securities, a Global Security shall not be exchanged in whole or in part for a Security registered in the name of any person other than the Depositary or one or more nominees thereof, provided that a Global Security may be exchanged for Securities registered in the names of any person designated by the Depositary in the event that (i) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or such Depositary has ceased to be a "clearing agency" registered under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and a successor Depositary is not appointed by the Company within 90 days or (ii) an Event of Default has occurred and is continuing with respect to the Securities. Any Global Security exchanged pursuant to clause (i) above shall be so exchanged in whole and not in part, and any Global Security exchanged pursuant to clause (ii) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security; provided that any such Security so issued that is registered in the name of a person other than the Depositary or a nominee thereof shall not be a Global Security.

     (2) Securities issued in exchange for a Global Security or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

     (3) Subject to the provisions of clause (5) below, the registered Holder may grant proxies and otherwise authorize any person, including Agent Members (as defined below) and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Securities.

     (4) In the event of the occurrence of any of the events specified in clause (1) above, the Company will promptly make available to the Trustee a reasonable supply of Certificated Securities in definitive, fully registered form, without interest coupons.

     (5) Neither any members of, or participants in, the Depositary (collectively, the "AGENT MEMBERS") nor any other persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

     Section 2.13. CUSIP Numbers. The Company may issue the Securities with one or more "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

     Section 2.14. Ranking. The indebtedness of the Company arising under or in connection with this Indenture and every outstanding Security issued under this Indenture from time to time constitutes and will constitute a senior unsecured general obligation of the Company, ranking equally with other existing and future senior unsecured Indebtedness of the Company and ranking senior in right of payment to any future Indebtedness of the Company that is expressly made subordinate to the Securities by the terms of such Indebtedness. For purposes of this Section 2.14 only, "Indebtedness" means, without duplication, the principal or face amount of (i) all obligations for borrowed money, (ii) all obligations evidenced by debentures, notes or other similar instruments, (iii) all obligations in respect of letters of credit or bankers acceptances or similar instruments (or reimbursement obligations with respect thereto), (iv) all obligations to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (v) all obligations as lessee which are capitalized in accordance with generally accepted accounting principles, and (vi) all Indebtedness of others guaranteed by the Company or any of its Subsidiaries or for which the Company or any of its Subsidiaries is legally responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds or to invest in, others).

                                   ARTICLE III

                            REDEMPTION AND PURCHASES

     Section 3.1. Company's Right to Redeem; Notices to Trustee. Prior to June 22, 2005, the Securities will not be redeemable at the Company's option. Beginning on June 22, 2005, the Company, at its option, may redeem the Securities in accordance with the provisions of Section 5 of the Securities for cash at any time as a whole, or from time to time in part, at a redemption price equal to the principal amount of those Securities plus any accrued and unpaid interest, including contingent interest and additional interest, if any, on those Securities to the Redemption Date. If the Company elects to redeem Securities pursuant to Section 5 of the Securities, it shall notify the Trustee in writing of the Redemption Date, the principal amount of Securities to be redeemed and the Redemption Price.

     In the event that the Company elects to redeem the Securities on a date that is after any interest payment record date but before the date of payment of such interest, the Company shall be required to pay any accrued and unpaid interest, including contingent interest and additional interest, if any, to the redeemed Securityholder only and not the Holder on any applicable interest payment record date.

     The Company shall give the notice to the Trustee provided for in this
Section 3.1 by a Company Order, at least 40 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee).

     Section 3.2. Selection of Securities to Be Redeemed. If less than all the Securities are to be redeemed, unless the procedures of the Depositary provide otherwise, the Trustee shall select the Securities to be redeemed by lot or on a pro rata basis. The Trustee shall make the selection within five Business Days after it receives the notice provided for in Section 3.1 from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal amount of Securities that have denominations larger than $1,000.

     Securities and portions of Securities that the Trustee selects shall be in principal amounts of $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of the Securities to be redeemed.

     Securities and portions of Securities that are to be redeemed are convertible by the Holder until the close of business on the Business Day prior to the Redemption Date. If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection.

     Section 3.3. Notice of Redemption. At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.

     The notice shall identify the Securities to be redeemed and shall state:

     (1)  the Redemption Date;

     (2)  the Redemption Price;

     (3)  the Conversion Price;

     (4)  the name and address of the Paying Agent and Conversion Agent;

     (5) that Securities called for redemption may be converted at any time before the close of business on the second Business Day prior to the Redemption Date;

     (6) that Holders who want to convert their Securities must satisfy the requirements set forth in Section 8 of the Securities;

     (7) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

     (8) if fewer than all of the outstanding Securities are to be redeemed, the certificate numbers, if any, and principal amounts of the particular Securities to be redeemed;

     (9) that, unless the Company defaults in making payment of such Redemption Price, interest, including contingent interest and additional interest, if any, on Securities called for redemption will cease to accrue interest on and after the Redemption Date;

     (10) the CUSIP number(s) of the Securities; and

     (11) any other information the Company wants to present.

     At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense, provided that the Company makes such request at least five Business Days (unless a shorter period shall be satisfactory to the Trustee) prior to the date by which such notice of redemption must be given to Holders in accordance with this Section 3.3.

     Section 3.4. Effect of Notice of Redemption. Once notice of redemption is given, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice except for Securities which are converted in accordance with the terms of this Indenture. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price stated in the notice.

     Section 3.5. Deposit of Redemption Price. Prior to 10:00 a.m. (New York City time), on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which on or prior thereto have been delivered by the Company to the Trustee for cancellation or have been converted. The Paying Agent shall as promptly as practicable return to the Company any money not required for that purpose because of conversion of Securities pursuant to Article 10. If such money is then held by the Company in trust and is not required for such purpose it shall be discharged from such trust.

     Section 3.6. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Security in an authorized denomination equal in principal amount to the unredeemed portion of the Security surrendered.

     Section 3.7. Purchase of Securities by the Company at Option of the Holder.
(a) General. Securities shall be purchased by the Company pursuant to Section 6 of the Securities at the option of the Holder on June 22, 2005, June 22, 2007, June 22, 2009, June 22, 2012 and June 22, 2017 (each, a "PURCHASE DATE"), at a purchase price equal to the principal amount of those Securities plus accrued and unpaid interest, including contingent interest and additional interest, if any, on such Purchase Date (the "PURCHASE PRICE"), subject to the provisions of
Section 3.9. Purchases of Securities hereunder shall be made, at the option of the Holder thereof, upon:

     (1) delivery to the Paying Agent by the Holder of a written notice of purchase (a "PURCHASE NOTICE") during the period beginning at any time from the opening of business on the date that is 20 Business Days prior to the relevant Purchase Date until the close of business on the third Business Day prior to such Purchase Date stating:

          (A) the certificate number of the Security which the Holder will deliver to be purchased or the appropriate Depositary procedures if Certificated Securities have not been issued,

          (B) the portion of the principal amount of the Security which the Holder will deliver to be purchased, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000,

          (C) that such Security shall be purchased by the Company as of the Purchase Date pursuant to the terms and conditions specified in
               Section 6 of the Securities and in this Indenture, and

          (D) in the event the Company elects, pursuant to Section 3.9(c), to pay the Purchase Price, in whole or in part, in shares of Common Stock but such portion of the Purchase Price shall ultimately be paid to such Holder entirely in cash because any of the conditions to payment of the Purchase Price in shares of Common Stock is not satisfied prior to the close of business on the relevant Purchase Date, as set forth in
               Section 3.9, whether such Holder elects (i) to withdraw such Purchase Notice as to some or all of the Securities to which such Purchase Notice relates (stating the principal amount and certificate numbers, if any, of the Securities as to which such withdrawal shall relate), or (ii) to receive cash in respect of the entire Purchase Price for all Securities (or portions thereof) to which such Purchase Notice relates; and

     (2) delivery of such Security to the Paying Agent at any time after delivery of the Purchase Notice (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase Price therefor; provided, however, that such Purchase Price shall be so paid pursuant to this Section 3.7 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice.

     If a Holder, in such Holder's Purchase Notice and in any written notice of withdrawal delivered by such Holder pursuant to the terms of Section 3.9, fails to indicate such Holder's choice with respect to the election set forth in clause (D) of Section 3.7(a)(1), such Holder shall be deemed to have elected to receive cash in respect of the entire Purchase Price for all Securities subject to such Purchase Notice in the circumstances set forth in such clause (D).

     The Company shall purchase from the Holder thereof, pursuant to this
Section 3.7, a portion of a Security, if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

     Any purchase by the Company contemplated pursuant to the provisions of this
Section 3.7 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Purchase Date and the time of delivery of the Security.

     Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Purchase Notice contemplated by this Section 3.7(a) shall have the right to withdraw such Purchase Notice at any time prior to the close of business on the Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.10.

     The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

     Section 3.8. Purchase of Securities at Option of the Holder upon Change of Control. (a) (1) If a Change of Control occurs (subject to certain exceptions set forth below), the Securities not previously purchased by the Company shall be purchased by the Company, at the option of the Holder thereof, at a purchase price specified in Section 6 of the Securities (the "CHANGE OF CONTROL PURCHASE PRICE"), as of the date that is 30 days after the date of a notice of Change of Control delivered by the Company (the "CHANGE OF CONTROL PURCHASE DATE"), subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 3.8(c).

     A "Change of Control" will be deemed to have occurred at such time after the Securities are originally issued when any of the following events shall occur:

          (i) the acquisition by any person, including any syndicate or group deemed to be a "person" under Section 13(d) (3) of the Exchange Act of beneficial ownership, directly or indirectly through a purchase, merger or other acquisition transaction or series of purchase, merger or other acquisition transactions, of shares of the Capital Stock of the Company entitling that person to exercise 50% or more of the total voting power of all shares of the Capital Stock of the Company entitled to vote generally in elections of directors, other than any acquisition by Fairfax Financial Holdings Limited ("FAIRFAX"), any subsidiary of Fairfax, any of the Company's subsidiaries or any of its employee benefit plans (except that any of those persons shall be deemed to have beneficial ownership of all securities it has the right to acquire, whether the right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); or

          (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved pursuant to a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or

          (iii) the Company consolidates or merges with or into any other person, any merger of another person into the Company, or any conveyance, transfer, sale, lease or other disposition of all or substantially all of the Company's properties and assets to another person, other than:

               (A) any transaction: (1) that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of the Company's Capital Stock; and (2) pursuant to which holders of the Company's Capital Stock immediately prior to the transaction have the entitlement to exercise, directly or indirectly 50% or more of the total voting power of all shares of Capital Stock entitled to vote generally in elections of directors of the continuing or surviving Person immediately after giving effect to such issuance; and (B) any merger, share exchange, transfer of assets or similar transaction solely for the purpose of changing the Company's jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of Common Stock, if at all, solely into shares of common stock, ordinary shares or American Depositary Shares of the surviving Person or a direct or indirect parent of the surviving corporation.

     (2) Notwithstanding the provisions of Section 3.8(a)(1), the Company shall not be required to purchase the Securities of the Holders if:

          (i) the Sale Price per share of Common Stock for any five trading days within (1) the period of 10 consecutive trading days ending immediately after the later of the Change of Control or the public announcement of the Change of Control, in the case of a Change of Control under clause (i) or (ii) of Section 3.8(a)(1) above, or (2) the period of 10 consecutive trading days ending immediately before the Change of Control, in the case of a Change of Control under clause (iii) of Section 3.8(a)(1) above, equals or exceeds 100% of the Conversion Price of the Securities in effect on each of those five trading days; or

          (ii) 100% of the consideration in the transaction or transactions (other than cash payments for fractional shares and cash payments made in respect of dissenters' appraisal rights) constituting a Change of Control consists of shares of common stock, ordinary shares or American Depositary Shares traded or to be traded immediately following a Change of Control on a national securities exchange or the Nasdaq National Market, and, as a result of the transaction or transactions, the Securities become convertible into that common stock, ordinary shares or American Depositary Shares (and any rights attached thereto).

For the purposes of this Section 3.8, (x) whether a person is a "beneficial owner" shall be determined in accordance with Rule 13d-3 under the Exchange Act and (y) the term "person" includes any syndicate or group that would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act.

     (b) No later than 30 days after the occurrence of a Change of Control, the Company shall mail a written notice of the Change of Control by first class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law). The notice shall include a form of Change of Control Purchase Notice to be completed by the Holder and shall briefly state, as applicable:

     (1) the events causing a Change of Control and the date of such Change of Control;

     (2) the date by which the Change of Control Purchase Notice pursuant to this Section 3.8 must be delivered to the Paying Agent in order for a Holder to exercise the repurchase rights;

     (3)  the Change of Control Purchase Date;

     (4)  the Change of Control Purchase Price;

     (5) whether the Change of Control Purchase Price will be paid in cash or Applicable Stock, or a combination thereof;

     (6)  the name and address of the Paying Agent and the Conversion Agent;

     (7)  the Conversion Rate and any adjustments thereto;

     (8) that the Securities as to which a Change of Control Purchase Notice has been given may be converted if they are otherwise convertible pursuant to Article 10 hereof only if the Change of Control Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

     (9) that the Securities must be surrendered to the Paying Agent to collect payment;

     (10) that the Change of Control Purchase Price for any Security as to which a Change of Control Purchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Change of Control Purchase Date and the time of surrender of such Security as described in (8);

     (11) the procedures the Holder must follow to exercise rights under this
          Section 3.8;

     (12) the conversion rights, if any, of the Securities;

     (13) the procedures for withdrawing a Change of Control Purchase Notice;

     (14) that, unless the Company defaults in making payment of such Change of Control Purchase Price, interest, if any, on Securities surrendered for purchase by the Company will cease to accrue on and after the Change of Control Purchase Date; and

     (15) the CUSIP number(s) of the Securities.


     (c) A Holder may exercise its rights specified in Section 3.8(a) upon delivery of a written notice of purchase (a "CHANGE OF CONTROL PURCHASE NOTICE") to the Paying Agent at any time on or prior to the close of business on the Business Day immediately preceding the Change of Control Purchase Date:

     (1) the certificate number of the Security which the Holder will deliver to be purchased or the appropriate depositary procedures if Certificated Securities have not been issued;

     (2) the portion of the principal amount of the Security which the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple of $1,000;

     (3) that such Security shall be purchased pursuant to the terms and conditions specified in Section 6 of the Securities and in this Indenture; and

     (4) in the event the Company elects, pursuant to Section 3.9, to pay the Change of Control Purchase Price, in whole or in part, in shares of Applicable Stock but such portion of the Change of Control Purchase Price shall ultimately be paid to such Holder entirely in cash because any of the conditions to payment of the Change of Control Purchase Price in shares of Applicable Stock is not satisfied prior to the close of business on the third Business Day prior to the relevant Change of Control Purchase Date, as set forth in Section 3.9, whether such Holder elects (i) to withdraw such Change of Control Purchase Notice as to some or all of the Securities to which such Change of Control Purchase Notice relates (stating the principal amount and certificate numbers, if any, of the Securities as to which such withdrawal shall relate), or (ii) to receive cash in respect of the entire Change of Control Purchase Price for all Securities (or portions thereof) to which such Change of Control Purchase Notice relates.

     "APPLICABLE STOCK" means (i) the Common Stock and (ii) in the event of a merger, consolidation or other similar transaction involving the Company that is otherwise permitted hereunder in which the Company is not the surviving corporation, the common stock, ordinary shares or American Depositary Shares of such surviving corporation or its direct or indirect parent corporation.

     The delivery of such Security to the Paying Agent with the Change of Control Purchase Notice (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Change of Control Purchase Price therefor; provided, however, that such Change of Control Purchase Price shall be so paid pursuant to this Section 3.8 and Section 3.9 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Change of Control Purchase Notice.

     If a Holder, in such Holder's Change of Control Purchase Notice and in any written notice of withdrawal delivered by such Holder pursuant to the terms of
Section 3.10, fails to indicate such Holder's choice with respect to the election set forth in Section 3.8(c)(4), such Holder shall be deemed to have elected to receive cash in respect of the entire Change of Control Purchase Price for all Securities subject to such Change of Control Purchase Notice in the circumstances set forth in such Section 3.8(c)(4).

     The Company shall purchase from the Holder thereof, pursuant to this
Section 3.8 and Section 3.9, a portion of a Security if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

     Any purchase by the Company contemplated pursuant to the provisions of this
Section 3.8 and Section 3.9 shall be consummated by the delivery of the consideration to be received by the Holder on the Change of Control Purchase Date.

     Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Change of Control Purchase Notice contemplated by this
Section 3.8(c) shall have the right to withdraw such Change of Control Purchase Notice at any time prior to the close of business on the last Business Day immediately preceding the Change of Control Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.11.

     The Paying Agent shall promptly notify the Company of the receipt by it of any Change of Control Purchase Notice or written withdrawal thereof.

     Section 3.9. Company's Right to Elect Manner of Payment of Purchase Price and Change of Control Purchase Price for Payment. (a) The Securities to be purchased on any Purchase Date or Change of Control Purchase Date, as the case may be, pursuant to Section 3.7(a) and 3.8(a), respectively, may be paid for, in whole or in part, at the election of the Company, in U.S. legal tender ("CASH") or shares of Applicable Stock, or in any combination of cash and shares of Applicable Stock, subject to the conditions set forth in Sections 3.9(c) and
(d). The Company shall designate, in the Company Notice delivered pursuant to
Section 3.9(d), whether the Company will purchase the Securities for cash or shares of Applicable Stock, or, if a combination thereof, the percentages of the Purchase Price or Change of Control Purchase Price, as the case may be, of Securities in respect of which it will pay in cash or shares of Applicable Stock; provided that the Company will pay cash for fractional interests in shares of Applicable Stock. For purposes of determining the existence of potential fractional interests, all Securities subject to purchase by the Company held by a Holder shall be considered together (no matter how many separate certificates are to be presented). Each Holder whose Securities are purchased pursuant to Section 3.7 or 3.8, as the case may be, shall receive the same percentage of cash or shares of Applicable Stock in payment of the Purchase Price for such Securities, except (i) as provided in this Section 3.9(a) with regard to the payment of cash in lieu of fractional shares of Applicable Stock and (ii) in the event that the Company is unable to purchase the Securities of a Holder or Holders for shares of Applicable Stock because any necessary qualifications or registrations of the shares of Applicable Stock under applicable state securities laws cannot be obtained, the Company may purchase the Securities of such Holder or Holders for cash. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given its Company Notice to Holders except pursuant to Section 3.9(b) or pursuant to Section 3.9(d) in the event of a failure to satisfy, prior to the close of business on the Business Day immediately preceding the Purchase Date or Change of Control Purchase Date, as the case may be, any condition to the payment of the Purchase Price or Change of Control Purchase Price, as the case may be, in whole or in part, in shares of Applicable Stock.

     At least three Business Days before each Company Notice Date, the Company shall deliver an Officers' Certificate to the Trustee specifying:

          (i)  the manner of payment selected by the Company,

          (ii) the information required by Section 3.9(d) in the Company Notice,

          (iii) if the Company elects to pay the Purchase Price or Change of Control Purchase Price, as the case may be, or a specified percentage thereof, in shares of Applicable Stock, that the conditions to such manner of payment set forth in Section 3.9(c) have been or will be complied with, and

          (iv) whether the Company desires the Trustee to give the Company Notice required by Section 3.9(d).

     (b) Purchase with Cash. At the option of the Company, the Purchase Price or Change of Control Purchase Price, as the case may be, of Securities in respect of which a Purchase Notice pursuant to Section 3.7(a) or Change of Control Purchase Notice pursuant to Section 3.8(c), as the case may be, has been given, or a specified percentage thereof, may be paid by the Company with cash equal to the aggregate Purchase Price or Change of Control Purchase Price, as the case may be, of such Securities. The Purchase Price or Change of Control Purchase Price, as the case may be, of Securities in respect of which a Purchase Notice pursuant to Section 3.7(a) or Change of Control Purchase Notice pursuant to
Section 3.8(c), as the case may be, has been given shall, for all other Purchase Dates or Change of Control Purchase Dates, as the case may be, be paid in cash. The Company Notice, as provided in Section 3.9(d), shall be sent to Holders (and to beneficial owners as required by applicable law) not less than 20 Business Days prior to such Purchase Date or Change of Control Purchase Date, as the case may be (the "COMPANY NOTICE DATE").

     (c) Payment by Issuance of Shares of Common Stock. On each Purchase Date and Change of Control Purchase Date, as applicable, at the option of the Company, the Purchase Price or Change of Control Purchase Price, as the case may be, of Securities in respect of which a Purchase Notice pursuant to Section 3.7(a) or Change of Control Purchase Notice pursuant to Section 3.8(c), as the case may be, has been given, or a specified percentage thereof, may be paid by the Company by the issuance of a number of shares of Applicable Stock equal to the quotient obtained by dividing (i) the portion of the Purchase Price or Change of Control Purchase Price, as the case may be, to be paid in shares of Applicable Stock by (ii) 97.5% of the Market Price determined by the Company in the Company Notice, subject to the next succeeding paragraph.

     The Company will not issue fractional shares of Applicable Stock in payment of the Purchase Price or Change of Control Purchase Price, as the case may be. Instead, the Company will pay cash based on the current market price for all fractional shares. It is understood that if a Holder elects to have more than one Security purchased, the number of shares of Applicable Stock shall be based on the aggregate amount of Securities to be purchased.

     If the Company elects to purchase the Securities by the issuance of shares of Applicable Stock or in any combination of cash and Applicable Stock, the Company Notice, as provided in Section 3.9(d), shall be sent to the Holders (and to beneficial owners as required by applicable law) not later than the Company Notice Date.

     The Company's right to exercise its election to purchase Securities through the issuance of shares of Applicable Stock shall be conditioned upon:

          (i) the Company's not having given its Company Notice of an election to pay entirely in cash and its giving of timely Company Notice of an election to purchase all or a specified percentage of the Securities with shares of Common Stock as provided herein;

          (ii) the registration of such shares of Applicable Stock under the Securities Act and the Exchange Act, in each case, if required;

          (iii) the listing of such shares of Applicable Stock on a national securities exchange or the quotation of such shares of Applicable Stock in an inter-dealer quotation system of any registered United States national securities association;

          (iv) any necessary qualification or registration under applicable state securities laws or the availability of an exemption from such qualification and registration; and

          (v) the receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel each stating that (A) the terms of the issuance of the shares of Applicable Stock are in conformity with this Indenture and (B) the shares of Applicable Stock to be issued by the Company in payment of the Purchase Price or Change of Control Purchase Price, as the case may be, in respect of Securities have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Purchase Price or Change of Control Purchase Price, as the case may be, in respect of the Securities, will be validly issued, fully paid and non-assessable and, to the best of such counsel's knowledge, free from preemptive rights, and, in the case of such Officers' Certificate, stating that the conditions above and the condition set forth in the second succeeding sentence have been satisfied and, in the case of such Opinion of Counsel, stating that the conditions in clauses (i) through (iv) above have been satisfied.

     Such Officers' Certificate shall also set forth the number of shares of Applicable Stock to be issued for each $1,000 principal amount of Securities and the Sale Price of a share of Applicable Stock on each trading day during the period commencing on the first trading day of the period during which the Market Price is calculated and ending on the third day prior to the applicable Purchase Date or Change of Control Purchase Date, as the case may be. If the foregoing conditions are not satisfied with respect to a Holder or Holders prior to the close of business on the last day prior to the Purchase Date or Change of Control Purchase Date, as the case may be, and the Company has elected to purchase the Securities pursuant to this Section 3.9 through the issuance of shares of Applicable Stock, the Company shall pay the entire Purchase

Price or Change of Control Purchase Price, as the case may be, of the Securities of such Holder or Holders in cash.

     The "Market Price" means the average of the Sale Prices of the shares of Applicable Stock for the 20-trading day period immediately preceding and including the third day prior to the applicable Purchase Date or Change of Control Purchase Date, as the case may be, (if the third Business Day prior to the applicable Purchase Date is a trading day, or if not, then on the last trading day prior to the third Business Day), appropriately adjusted to take into account the occurrence, during the period commencing on the first of the trading days during the 20-trading day period and ending on the Purchase Date or Change of Control Purchase Date, as the case may be, of any event described in Sections 10.3 or 10.4.

     The "SALE PRICE" of the shares of Applicable Stock on any date means the closing per share sale price (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date as reported on the NYSE or, if the shares of Applicable Stock are not listed on the NYSE, as reported on a national securities exchange, or if not reported on a national securities exchange, as reported by the Nasdaq system. In the absence of such quotations, the Company shall be entitled to determine the sales price on the basis of such quotations as it considers appropriate.

     Upon determination of the actual number of shares of Applicable Stock to be issued upon redemption or repurchase of Securities, the Company shall be required to disseminate a press release through Dow Jones & Company, Inc. or Bloomberg Business News containing this information or publish the information on the Company's Web site or through such other public medium as the Company may use at that time.

     (d) Notice of Election. In connection with any purchase of Securities pursuant to Section 6 of the Securities, the Company shall give notice to Holders setting forth information specified in this Section 3.9(d) (the "COMPANY NOTICE").

     In the event the Company has elected to pay the Purchase Price or Change of Control Purchase Price, as the case may be (or a specified percentage thereof), with shares of Applicable Stock, the Company Notice shall:

     (1) state that each Holder will receive a number of shares of Applicable Stock with a value equal to 97.5% of the Market Price determined as of a specified date prior to the Purchase Date or Change of Control Purchase Date, as the case may be, equal to such specified percentage of the Purchase Price or Change of Control Purchase Price, as the case may be, of the Securities held by such Holder (except any cash amount to be paid in lieu of fractional shares);

     (2) set forth the method of calculating the Market Price of the shares of Applicable Stock; and

     (3) state that because the Market Price of shares of Applicable Stock will be determined prior to the Purchase Date or Change of Control Purchase

          Date, as the case may be, Holders of the Securities will bear the market risk with respect to the value of the shares of Applicable Stock to be received from the date such Market Price is determined to the Purchase Date or Change of Control Purchase Date, as the case may be.

     In any case, each Company Notice shall include a form of Purchase Notice or Change of Control Purchase Notice, as the case may be, to be completed by a Holder and shall briefly state, as applicable:

          (i) the Purchase Price or Change of Control Purchase Price, as the case may be, and the Conversion Rate;

          (ii)   the name and address of the Paying Agent and the Conversion
                 Agent;

          (iii) that Securities as to which a Purchase Notice or Change of Control Purchase Notice, as the case may be, has been given may be converted if they are otherwise convertible only in accordance with Article 10 hereof and Section 8 of the Securities if the applicable Purchase Notice or Change of Control Purchase Notice, as the case may be, has been withdrawn in accordance with the terms of this Indenture;

          (iv) that Securities must be surrendered to the Paying Agent to collect payment;

          (v) that the Purchase Price or Change of Control Purchase Price, as the case may be, for any security as to which a Purchase Notice or Change of Control Purchase Notice, as the case may be, has been given and not withdrawn will be paid promptly following the later of the Purchase Date or Change of Control Purchase Date, as the case may be, and the time of surrender of such Security as described in (iv);

          (vi) the procedures the Holder must follow to exercise its put rights under Section 3.7 or 3.8, as the case may be, and a brief description of those rights;

          (vii)  the conversion rights of the Securities;

          (viii) the procedures for withdrawing a Purchase Notice or Change of Control Purchase Notice, as the case may be (including, without limitation, for a conditional withdrawal pursuant to the terms of Section 3.7(a)(1)(D), Section 3.8(c)(4)or Section 3.10);

          (ix) that, unless the Company defaults in making payment on Securities for which a Purchase Notice or Change of Control Purchase Notice, as the case may be, has been submitted, interest, if any, on such Securities will cease to accrue on the Purchase Date or Change of Control Purchase Date, as the case may be; and

          (x)  the CUSIP number of the Securities.

     At the Company's request, the Trustee shall give such Company Notice in the Company's name and at the Company's expense; provided, however, that, in all cases, the text of such Company Notice shall be prepared by the Company.

     (e) Covenants of the Company. All shares of Common Stock delivered upon purchase of the Securities shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable, and shall be free from preemptive rights and free of any lien or adverse claim.

     (f) Taxes. If a Holder of a purchased Security is paid in shares of Applicable Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of Applicable Stock. However, the Holder shall pay any such tax which is due because the Holder requests the Applicable Stock to be issued in a name other than the Holder's name. The Paying Agent may refuse to deliver the certificates representing the shares of Applicable Stock being issued in a name other than the Holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Applicable Stock are to be issued in a name other than the Holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations.

     Section 3.10. Effect of Purchase Notice or Change of Control Purchase Notice. Upon receipt by the Paying Agent of the Purchase Notice or Change of Control Purchase Notice specified in Section 3.7(a) or Section 3.8(c), as applicable, the Holder of the Security in respect of which such Purchase Notice or Change of Control Purchase Notice, as the case may be, was given shall (unless such Purchase Notice or Change of Control Purchase Notice, as the case may be, is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Purchase Price or Change of Control Purchase Price, as the case may be, with respect to such Security. Such Purchase Price or Change of Control Purchase Price shall be paid to such Holder, subject to receipts of funds and/or securities by the Paying Agent, promptly following the later of (x) the Purchase Date or the Change of Control Purchase Date, as the case may be, with respect to such Security (provided the conditions in Section 3.7(a) or Section 3.8(c), as applicable, have been satisfied) and (y) the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 3.7(a) or Section 3.8(c), as applicable. Securities in respect of which a Purchase Notice or Change of Control Purchase Notice has been given by the Holder thereof may not be converted pursuant to Article 10 hereof on or after the date of the delivery of such Purchase Notice or Change of Control Purchase Notice unless such Purchase Notice or Change of Control Purchase Notice has first been validly withdrawn as specified in the following two paragraphs.

     A Purchase Notice or Change of Control Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Purchase Notice or Change of Control Purchase Notice, as the case may be, at any time prior to the close of business on the third Business Day prior to the Purchase Date or the close of business on the Business Day immediately preceding the Change of Control Purchase Date, as the case may be, specifying:

     (1) the certificate number, if any, of the Security in respect of which such notice of withdrawal is being submitted,

     (2) the principal amount of the Security with respect to which such notice of withdrawal is being submitted, and

     (3) the principal amount, if any, of such Security which remains subject to the original Purchase Notice or Change of Control Purchase Notice, as the case may be, and which has been or will be delivered for purchase by the Company.

     A written notice of withdrawal of a Purchase Notice may be in the form set forth in the preceding Section or may be in the form of (i) a conditional withdrawal contained in a Purchase Notice pursuant to the terms of Section 3.7(a)(1)(D) or (ii) a conditional withdrawal containing the information set forth in Section 3.7(a)(1)(D) and the preceding Section and contained in a written notice of withdrawal delivered to the Paying Agent as set forth in the preceding paragraph.

     A written notice of withdrawal of a Change of Control Purchase Notice may be in the form set forth in the preceding Section or may be in the form of (i) a conditional withdrawal contained in a Purchase Notice pursuant to the terms of
Section 3.8(c)(4) or (ii) a conditional withdrawal containing the information set forth in Section 3.8(c)(4) and the preceding Section and contained in a written notice of withdrawal delivered to the Paying Agent as set forth in the preceding paragraph.

     There shall be no purchase of any Securities pursuant to Section 3.7 or 3.8 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Securities, of the required Purchase Notice or Change of Control Purchase Notice, as the case may be) and is continuing an Event of Default (other than a default in the payment of the Purchase Price or Change of Control Purchase Price, as the case may be, with respect to such Securities). The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Purchase Notice or Change of Control Purchase Notice, as the case may be, has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Purchase Price or Change of Control Purchase Price, as the case may be, with respect to such Securities) in which case, upon such return, the Purchase Notice or Change of Control Purchase Notice with respect thereto shall be deemed to have been withdrawn.

     Section 3.11. Deposit of Purchase Price or Change of Control Purchase Price. Prior to 10:00 a.m. (local time in The City of New York) on the Business Day following the Purchase Date or the Change of Control Purchase Date, as the case may be, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of cash (in immediately available funds if deposited on such

Business Day) or Applicable Stock, if permitted hereunder, sufficient as evidenced in writing by a certified public accountant to pay the aggregate Purchase Price or Change of Control Purchase Price, as the case may be, of all the Securities or portions thereof which are to be purchased as of the Purchase Date or Change of Control Purchase Date, as the case may be.

     As soon as practicable after the Purchase Date or Change of Control Purchase Date, as the case may be, the Company shall deliver to each Holder entitled to receive shares of Applicable Stock through the Paying Agent, a certificate for the number of full shares of Applicable Stock issuable in payment of the Purchase Price or Change of Control Purchase Price, as the case may be, and cash in lieu of any fractional interests. The person in whose name the certificate for the shares of Applicable Stock is registered shall be treated as a holder of record of Applicable Stock on the Business Day following the Purchase Date or Change of Control Purchase Date, as the case may be. Subject to Section 3.9(c), no payment or adjustment will be made for dividends on the shares of Applicable Stock the record date for which occurred on or prior to the Purchase Date or Change of Control Purchase Date, as the case may be.

     Section 3.12. Securities Purchased in Part. Any Certificated Security which is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered which is not purchased.

     Section 3.13. Covenant to Comply With Securities Laws Upon Purchase of Securities. When complying with the provisions of Section 3.7 or 3.8 hereof (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), and subject to any exemptions available under applicable law, the Company shall (i) comply with Rule 13e- 4 and Rule 14e-1 (or any successor provision) under the Exchange Act, (ii) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act, and (iii) otherwise comply with all Federal and state securities laws so as to permit the rights and obligations under Sections 3.7 and 3.8 to be exercised in the time and in the manner specified in Sections 3.7 and 3.8.

     Section 3.14. Repayment to the Company. The Trustee and the Paying Agent shall return to the Company any cash or shares of Common Stock that remain unclaimed as provided in Section 12 of the Securities, together with interest or dividends, if any, thereon (subject to the provisions of Section 7.1(f)), held by them for the payment of the Purchase Price or Change of Control Purchase Price, as the case may be; provided, however, that to the extent that the aggregate amount of cash or shares of Common Stock deposited by the Company pursuant to Section 3.11 exceeds the aggregate Purchase Price or Change of Control Purchase Price, as the case may be, of the Securities or portions thereof which the Company is obligated to purchase as of the Purchase Date or Change of Control Purchase Date, as the case may be, then, unless otherwise agreed in writing with the Company, promptly after the Business Day following the Purchase Date or Change of Control Purchase Date, as the case may be, the Trustee shall return any such excess to the Company together with interest or dividends, if any, thereon (subject to the provisions of Section 7.1(f)).


                                   ARTICLE IV

                                    COVENANTS

     Section 4.1. Payment of Securities. The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. Any amounts of cash or shares of Applicable Stock to be given to the Trustee or Paying Agent, shall be deposited with the Trustee or Paying Agent by 10:00 a.m., New York City time, by the Company. Principal amount plus accrued interest, if any, including contingent interest and additional interest, if any, Redemption Price, Purchase Price, Change of Control Purchase Price and cash interest, if any, shall be considered paid on the applicable date due if on such date (or, in the case of a Purchase Price or Change of Control Purchase Price, on the Business Day following the applicable Purchase Date or Change of Control Purchase Date, as the case may be) the Trustee or the Paying Agent holds, in accordance with this Indenture, cash or securities, if permitted hereunder, sufficient to pay all such amounts then due.

     Section 4.2. SEC and Other Reports. The Company shall ensure delivery to the Trustee within 15 days after it files such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to
Section 13 or 15(d) of the Exchange Act in accordance with TIA Section 314(a). In the event the Company is at any time no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it shall continue to provide the Trustee with reports containing substantially the same information as would have been required to be filed with the SEC had the Company continued to have been subject to such reporting requirements. In such event, such reports shall be provided at the times the Company would have been required to provide reports had it continued to have been subject to such reporting requirements. The Company also shall comply with the other provisions of TIA Section 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely conclusively on Officers' Certificates).

     Section 4.3. Compliance Certificate. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on December 31, 2002) an Officers' Certificate, stating whether or not to the knowledge of the signers thereof, the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the Company shall be in Default, specifying all such Defaults and the nature and status thereof of which they may have knowledge.

     Section 4.4. Further Instruments and Acts. Upon request of the Trustee, or as otherwise necessary, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

     Section 4.5. Maintenance of Office or Agency. The Company will maintain in the Borough of Manhattan, the City of New York, an office or agency of the Trustee, Registrar, Paying Agent and Conversion Agent where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, purchase, redemption or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of The Bank of New York, 101 Barclay Street, Floor 21W, New York, New York 10286 (Attention: Corporate Trust Trustee Administration), shall initially be such office or agency for all of the aforesaid purposes. The Company shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency (other than a change in the location of the office of the Trustee). If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 11.2.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes.

     Section 4.6. Delivery of Certain Information. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder or any beneficial owner of Securities or holder or beneficial owner of shares of Common Stock issued upon conversion thereof, or in accordance with
Section 3.8(c), the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or any beneficial owner of Securities or holder or beneficial owner of shares of Common Stock, or to a prospective purchaser of any such security designated by any such holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act in connection with the resale of any such security. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act. Whether a person is a beneficial owner shall be determined by the Company to the Company's reasonable satisfaction.

     Section 4.7. Tax Treatment of Securities. The Company agrees, and by acceptance of a beneficial ownership interest in the Debentures, each beneficial holder of Debentures will be deemed to have agreed, for United States federal income tax purposes, (i) to treat the Debentures as indebtedness that is subject to Section 1.1275-4 of the United States Treasury Regulations (the "CONTINGENT DEBT REGULATIONS") and, for purposes of the Contingent Payment Regulations, to treat the fair market value of any stock beneficially received by a beneficial holder upon any conversion of the Debentures as a contingent payment, and (ii) to be bound by the Company's determination of the "comparable yield" and "projected payment schedule," within the meaning of the Contingent Payment Regulations, with respect to the

Debentures. A holder of Debentures may obtain the amount of original issue discount, issue date, yield to maturity, comparable yield and projected payment schedule by telephoning Odyssey Re Holdings Corp. Investor Relations Department at (212) 978-4700 or submitting a written request for it to the Company at the following address: Odyssey Re Holdings Corp., 140 Broadway, 39th Floor, New York, New York 10005, Attention: Chief Financial Officer.

     Section 4.8. Statement by Officers as to Default. The Company shall deliver to the Trustee, as soon as practicable and in any event within five Business Days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.


                                    ARTICLE V

                              SUCCESSOR CORPORATION

     Section 5.1. When Company May Merge or Transfer Assets. The Company shall not consolidate with or merge with or into any other person or convey, transfer, sell, lease or otherwise dispose of all or substantially all of its properties and assets to any person, unless:

     (a) either (1) the Company shall be the continuing corporation or (2) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease all or substantially all of the properties and assets of the Company substantially as an entirety (i) shall be organized and validly existing under the laws of (A) the United States or any State thereof or the District of Columbia or (B) Bermuda or the Cayman Islands and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all of the obligations of the Company under the Securities and this Indenture;

     (b) immediately after giving effect to such transaction, no Default shall have occurred and be continuing; and

     (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such (A) consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article 5 and that all conditions precedent herein provided for relating to such transaction have been satisfied and (B) in the case of a merger or consolidation in which the Company is not the continuing corporation and in which the successor to the Company is an entity organized under the laws of Bermuda or the Cayman Islands, that such merger will not result in any material adverse tax consequences to any Holders of the Securities.

     For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of the properties and assets of one or more Subsidiaries (other than to the Company or another Subsidiary), which, if such assets were owned by the Company, would constitute all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

     The successor Person formed by such consolidation or into which the Company is merged or the successor Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, except in the case of a lease and obligations the Company may have under a supplemental indenture, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities. Subject to Section 9.6, the Company, the Trustee and the successor Person shall enter into a supplemental indenture to evidence the succession and substitution of such successor Person and such discharge and release of the Company.


                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

     Section 6.1. Events of Default. So long as any Securities are outstanding, each of the following shall be an "Event of Default":

          (1) the Company fails to convert any portion of the principal amount of any Security following the exercise by the Holder of the right to convert such Security into Common Stock pursuant to and in accordance with
     Article X hereof;

          (2) the Company defaults in its obligation to repurchase any Security, or any portion thereof, upon the exercise by the Holder of such Holder's right to require the Company to purchase such Securities pursuant to and in accordance with Section 3.7 and 3.8 hereof;

          (3) the Company defaults in its obligation to redeem any Security, or any portion thereof, called for redemption by the Company pursuant to and in accordance with Section 3.1 hereof.

          (4) the Company defaults in the payment of the principal amount on any Security when the same becomes due and payable at its Stated Maturity;

          (5) the Company defaults in the payment of any accrued and unpaid interest, including contingent interest or additional interest, if any, in each case when due and payable, and continuance of such default for a period of 30 days;

          (6) the Company fails to comply with any of its agreements or covenants in the Securities or this Indenture (other than those referred to in clause (1) through (5) above) and such failure continues for 60 days after receipt by the Company of a Notice of Default;

          (7) a failure to pay when due at maturity or a default that results in the acceleration of maturity of any indebtedness for borrowed money of the Company or any

     Designated Subsidiary in an aggregate amount of $25,000,000 or more, unless the acceleration is rescinded, stayed or annulled within 30 days after written notice of default is given to the Company by the Trustee or Holders of not less than 25% in aggregate principal amount of the Securities then outstanding;

          (8) the Company or any Designated Subsidiary, or any group of two or more Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary, pursuant to or under or within the meaning of any Bankruptcy
     Law:

               (A)  commences a voluntary case or proceeding;

               (B) consents to the entry of any order for relief against it in an involuntary case or proceeding or the commencement of any case against it;

               (C) consents to the appointment of a Custodian of it or for any substantial part of its property;

               (D)  makes a general assignment for the benefit of its creditors;

               (E) files a petition in bankruptcy or answer or consent seeking reorganization or relief; or

               (F) consents to the filing of such petition or the appointment of or taking possession by a Custodian; or

          (9) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company or any Designated Subsidiary, or any group of two or more Subsidiaries that, taken as whole, would constitute a Designated Subsidiary, in an involuntary case or proceeding, or adjudicates the Company or any Designated Subsidiary, or any group of two or more Subsidiaries that, taken as whole, would constitute a Designated Subsidiary, insolvent or bankrupt;

               (B) appoints a Custodian of the Company or any Designated Subsidiary, or any group of two or more Subsidiaries that, taken as whole, would constitute a Designated Subsidiary, or for any substantial part of its property; or

               (C) orders the winding up or liquidation of the Company or any Designated Subsidiary, or any group of two or more Subsidiaries that, taken as whole, would constitute a Designated Subsidiary, and the order of decree remains unstayed and in effect for 60 days.

     "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or State law for the relief of debtors.

     "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

          (10) the commencement by the Company or any of its Subsidiaries that is a Designated Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary, of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any of its Subsidiaries that is a Designated Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary, to the entry of a decree or order for relief in respect of the Company or any of its Subsidiaries that is a Designated Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary, in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company or any of its Subsidiaries that is a Designated Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary, of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by the Company to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by the Company or any of its Subsidiaries that is a Designated Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary, of an assignment for the benefit of creditors, or the admission by the Company or any of its Subsidiaries that is a Designated Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary, in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any of its Subsidiaries that is a Designated Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary, expressly in furtherance of any such action.

     "DESIGNATED SUBSIDIARY" shall mean any existing or future, direct or indirect, Subsidiary of the Company whose assets constitute 15% or more of the total assets of the Company on a consolidated basis.

     A Default under clause (6) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (6) above after actual receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

     The Trustee shall, within 90 days of the occurrence of a Default, give to the Holders of the Securities notice of all uncured Defaults known to it and written notice of any event which with the giving of notice or the lapse of time, or both, would become an Event of Default, its status and what action the Company is taking or proposes to take with respect thereto; provided, however, the Trustee shall be protected in withholding such notice if it, in good faith, determines that the withholding of such notice is in the best interest of such Holders, except in the case of a Default specified in clauses (1) through (7) above.

     Section 6.2. Acceleration. If an Event of Default (other than an Event of Default specified in Section 6.1(8) or (9)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding by notice to the Company and the Trustee, may declare the principal amount plus accrued and unpaid interest, including contingent interest and additional interest, if any, on all the Securities to be immediately due and payable. Upon such a declaration, such accelerated amount shall be due and payable immediately. If an Event of Default specified in Section 6.1(8) or (9) occurs and is continuing, the principal amount plus accrued and unpaid interest, including contingent interest and additional interest, if any, on all the Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder) may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the principal amount plus accrued and unpaid interest, including contingent interest and additional interest, if any, that have become due solely as a result of acceleration and if all amounts due to the Trustee under Section 7.7 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

     Section 6.3. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of the principal amount plus accrued and unpaid interest, including contingent interest and additional interest, if any, on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

     The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

     Section 6.4. Waiver of Past Defaults. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder), may waive an existing Default and its consequences except (1) an Event of Default described in Section 6.1(1) or (2), (2) a Default in respect of a provision that under
Section 9.2 cannot be amended without the consent of each Securityholder affected or (3) a Default which constitutes a failure to convert any Security in accordance with the terms of Article 10. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right. This Section 6.4 shall be in lieu of

Section 316(a)1(B) of the TIA and such Section 316(a)1(B) is hereby expressly excluded from this Indenture, as permitted by the TIA.

     Section 6.5. Control by Majority. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability unless the Trustee is offered indemnity satisfactory to it. This
Section 6.5 shall be in lieu of Section 316(a)1(A) of the TIA and such Section 316(a)1(A) is hereby expressly excluded from this Indenture, as permitted by the TIA.

     Section 6.6. Limitation on Suits. A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

     (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

     (2) the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

     (3) such Holder or Holders offer to the Trustee security or indemnity satisfactory to the Trustee against any loss, liability or expense;

     (4) the Trustee does not comply with the request within 60 days after receipt of such notice, request and offer of security or indemnity; and

     (5) the Holders of a majority in aggregate principal amount of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

     A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.

     Section 6.7. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the principal amount, Redemption Price, Purchase Price, Change of Control Purchase Price or interest, including contingent interest and additional interest, if any, in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities or any Redemption Date, and to convert the Securities in accordance with Article 10, or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of such Holder.

     Section 6.8. Collection Suit by Trustee. If an Event of Default described in Section 6.1(2), (3) or (4) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Securities and the amounts provided for in Section 7.7.

     Section 6.9. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal amount, Redemption Price, Purchase Price, Change of Control Purchase Price or interest, including contingent interest and additional interest, if any, in respect of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise,

     (a) to file and prove a claim for the whole amount of the principal amount, Redemption Price, Purchase Price, Change of Control Purchase Price, or interest, including contingent interest and additional interest, if any, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel or any other amounts due the Trustee under Section 7.7) and of the Holders allowed in such judicial proceeding, and

     (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 6.10. Priorities. If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

     FIRST: to the Trustee for amounts due under Section 7.7;

     SECOND: to Securityholders for amounts due and unpaid on the Securities for the principal amount, Redemption Price, Purchase Price, Change of Control Purchase Price or interest, including contingent interest and additional interest, if any, as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

     THIRD: the balance, if any, to the Company.

     The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10. At least 15 days before such record date, the Trustee shall mail to each Securityholder and the Company a notice that states the record date, the payment date and the amount to be paid.

     Section 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section
6.7 or a suit by Holders of more than 10% in aggregate principal amount of the Securities at the time outstanding. This Section 6.11 shall be in lieu of
Section 315(e) of the TIA and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

     Section 6.12. Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal amount, Redemption Price, Purchase Price or Change of Control Purchase Price in respect of Securities, or any interest, including contingent interest and additional interest, if any, on such amounts, as contemplated herein, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VII

                                     TRUSTEE

     Section 7.1. Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b)  Except during the continuance of an Event of Default:

     (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

     (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein.

This Section 7.1(b) shall be in lieu of Section 315(a) of the TIA and such
Section 315(a) is hereby expressly excluded from this Indenture, as permitted by the TIA.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

     (1)  this Section (c) does not limit the effect of Section (b) of this
          Section 7.1;

     (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

     (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

Subparagraphs (c)(1), (2) and (3) shall be in lieu of Sections 315(d)(1), 315(d)(2) and 315(d)(3) of the TIA and such Sections 315(d)(1), 315(d)(2) and 315(d)(3) are hereby expressly excluded from this Indenture, as permitted by the TIA.

     (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 7.1.

     (e) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

     (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee (acting in any capacity hereunder) shall be under no liability for interest on any money received by it hereunder unless otherwise agreed in writing with the Company.

     Section 7.2. Rights of Trustee. Subject to its duties and responsibilities under the TIA,

     (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

     (c) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

     (d) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith which it believes to be authorized or within its rights or powers conferred under this Indenture;

     (e) the Trustee may consult with counsel selected by it and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

     (f) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

     (g) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (h) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

     (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

     (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other person employed to act hereunder; and

     (k) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

     Section 7.3. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, Conversion Agent or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

     Section 7.4. Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use or application of the proceeds from the Securities, it shall not be responsible for any statement in the registration statement for the Securities under the Securities Act or in any offering document for the Securities, the Indenture or the Securities (other than its certificate of authentication), or the determination as to which beneficial owners are entitled to receive any notices hereunder.

     Section 7.5. Notice of Defaults. If a Default occurs and if it is known to the Trustee, the Trustee shall give to each Securityholder notice of the Default within 90 days after it occurs or, if later, within 15 days after it is known to the Trustee, unless such Default shall have been cured or waived before the giving of such notice. Notwithstanding the preceding sentence, except in the case of a Default described in Section 6.1(1) or (2), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interest of the Securityholders. The preceding sentence shall be in lieu of the proviso to
Section 315(b) of the TIA and such proviso is hereby expressly excluded from this Indenture, as permitted by the TIA. The Trustee shall not be deemed to have knowledge of a Default unless a Responsible Officer of the Trustee has received written notice of such Default, which notice specifically references this Indenture and the Securities.

     Section 7.6. Reports by Trustee to Holders. Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA Section 313(a), if required by such Section 313(a). The Trustee also shall comply with TIA Section 313(b).

     A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each securities exchange, if any, on which the Securities are listed. The Company agrees to notify the Trustee promptly whenever the Securities become listed on any securities exchange and of any delisting thereof.

     Section 7.7. Compensation and Indemnity. The Company agrees:

     (a) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited (to the extent permitted by law) by any provision of law in regard to the compensation of a trustee of an express trust);

     (b) to reimburse the Trustee upon its request for all expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its own negligence or willful misconduct; and

     (c) to fully indemnify the Trustee or any predecessor Trustee and their agents for, and to hold them harmless against, any and all loss, damage, claim, liability, cost or expense (including attorney's fees and expenses, and taxes (other than taxes based upon, measured by or determined by the income of the Trustee)) incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay the principal amount, Redemption Price, Purchase Price, Change of Control Purchase Price or interest, including contingent interest and additional interest, if any, as the case may be, on particular Securities.

     The Company's payment obligations pursuant to this Section 7.7 shall survive the discharge of this Indenture and the resignation or removal of the Trustee. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.1(5) or (6), the expenses including the reasonable charges and expenses of its counsel, are intended to constitute expenses of administration under any bankruptcy law.

     Section 7.8. Replacement of Trustee. The Trustee may resign by so notifying the Company; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 7.8. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding may remove the Trustee by so notifying the Trustee and the Company. The Company shall remove the Trustee if:

     (1)  the Trustee fails to comply with Section 7.10;

     (2)  the Trustee is adjudged bankrupt or insolvent;

     (3) a receiver or public officer takes charge of the Trustee or its property; or

     (4)  the Trustee otherwise becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company satisfactory in form and substance to the retiring Trustee and the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.7.

     If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate principal amount of the Securities at the time outstanding may petition at the expense of the Company any court of competent jurisdiction at the expense of the Company for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Section 7.9. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

     Section 7.10. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Sections 310(a)(1) and 310(b). The Trustee (or its parent holding company) shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. Nothing herein contained shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of TIA
Section 310(b).

     Section 7.11. Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                  ARTICLE VIII

                           DISCHARGE OF INDENTURE

     Section 8.1. Discharge of Liability on Securities. When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced or repaid pursuant to Section 2.7) for cancellation or (ii) all outstanding Securities have become due and payable and the Company deposits with the Trustee cash sufficient to pay all amounts due and owing on all outstanding Securities (other than Securities replaced pursuant to Section 2.7), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 7.7, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

     Section 8.2. Repayment to the Company. The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person and the Trustee and the Paying Agent shall have no further liability to the Securityholders with respect to such money or securities for that period commencing after the return thereof.


                                   ARTICLE IX

                                   AMENDMENTS

     Section 9.1. Without Consent of Holders. The Company and the Trustee may amend this Indenture or the Securities without the consent of any Securityholder to:

     (a) add to the covenants of the Company for the benefit of the Holders of Securities;

     (b) surrender any right or power herein conferred upon the Company;

     (c) provide for conversion rights of Holders of Securities if any reclassification or change of the Common Stock or any consolidation, merger or sale of all or substantially all of the Company's assets occurs;

     (d) provide for the assumption of the Company's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article V hereof;

     (e) reduce the Conversion Price; provided, however, that such reduction in the Conversion Price shall not adversely affect the interests of the Holders of Securities (after taking into account tax and other consequences of such reduction);

     (f) comply with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

     (g) make any changes or modifications necessary in connection with the registration of the Securities under the Securities Act as contemplated in the Registration Rights Agreement; provided, however, that such action pursuant to this clause (g) does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders of Securities in any material respect;

     (h) cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of this Indenture; provided, however, that such action pursuant to this clause (h) does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders of Securities in any material respect; and

     (i) add or modify any other provisions herein with respect to matters or questions arising hereunder which the Company and the Trustee may deem necessary or desirable and which will not adversely affect the interests of the Holders of Securities.

     Section 9.2. With Consent of Holders. Except as provided below in this
Section 9.2, this Indenture or the Securities may be amended, modified or supplemented, and noncompliance in any particular instance with any provision of this Indenture or the Securities may be waived, in each case with the written consent of the Holders of at least a majority of the principal amount of the Securities at the time outstanding.

     Without the written consent or the affirmative vote of each Holder of Securities affected thereby, an amendment or waiver under this Section 9.2 may not:

     (a) change the maturity of the principal amount of, or any installment of interest, including contingent interest or additional interest, on, any Security;

     (b) reduce the principal amount of, or interest, including contingent interest or additional interest, payable on, or the Redemption Price, Purchase Price or Change of Control Purchase Price of any Security;

     (c) impair or adversely affect the conversion rights of any Holder of Securities;

     (d) reduce the value of the Common Stock to which reference is made in determining whether an interest adjustment will be made on the Securities, or change the method by which this value is calculated;

     (e) change the currency of any amount owed or owing under the Security or any interest thereon from U.S. Dollars;

     (f) alter or otherwise modify the rate of interest, including contingent interest or additional interest, on any Security, or the manner of calculation thereof, or extend time for payment of any amounts due and payable to the Holders of the Securities;

     (g) impair the right of any Holder to institute suit for the enforcement of any payment or with respect to, or conversion of, any Security;

     (h) modify the obligation of the Company to maintain an agency in The City of New York pursuant to Section 4.5;

     (i) adversely affect the purchase right of the Holders of the Securities as provided in Article III or the right of the Holders of the Securities to convert any Security as provided in Article X;

     (j) modify the provisions of Article III in a manner adverse to the Holders of the Securities;

     (k) modify any of the provisions of this Section, or reduce the principal amount of outstanding Securities required to waive a default, except to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby; or

     (l) reduce the percentage of the principal amount of the outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver provided for in this Indenture.

     It shall not be necessary for the consent of the Holders under this Section
9.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment under this Section 9.2 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment.

     Nothing in this Section 9.2 shall impair the ability of the Company and the Trustee to amend this Indenture or the Securities without the consent of any Securityholder to provide for the assumption of the Company's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article V hereof.

     Section 9.3. Compliance with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall comply with the TIA.

     Section 9.4. Revocation and Effect of Consents, Waivers and Actions. Until an amendment, waiver or other action by Holders becomes effective, a consent thereto by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting

Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Securityholder.

     Section 9.5. Notation on or Exchange of Securities. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities.

     Section 9.6. Trustee to Sign Supplemental Indentures. The Trustee shall sign any supplemental indenture authorized pursuant to this Article 9 if the amendment contained therein does not affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign such supplemental indenture. In signing such supplemental indenture the Trustee shall receive, and (subject to the provisions of Section 7.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

     Section 9.7. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


                                   ARTICLE X

                                  CONVERSIONS

     Section 10.1. Conversion Privilege. (a) Subject to and upon compliance with the provisions of this Article X, a Holder of a Security shall have the right, at such Holder's option, to convert all or any portion (if the portion to be converted is $1,000 or an integral multiple of $1,000) of such Security into shares of Common Stock at the Conversion Price in effect on the date of conversion:

          (1) during any Conversion Period, if the Sale Price of the Common Stock for at least 20 Trading Days in the 30 Trading Day period ending on the first day of such Conversion Period exceeds 120% of the Conversion Price in effect on such 30th Trading Day (in the event that the Conversion Price on such 30th Trading Day is not the same as the Conversion Price in effect for each of such thirty Trading Days, the Conversion Agent shall make such adjustments as it, in its discretion, deems appropriate in determining whether the foregoing condition has been met);

          (2) if such Security has been called for redemption pursuant to
     Article III hereof; or

          (3) as provided in Section (b) of this Section 10.1.

     The Conversion Agent shall, on behalf of the Company, determine on a daily basis whether the Securities shall be convertible as a result of the occurrence of an event specified in clause (1) or clause (2) above and, if the Securities shall be so convertible, the Conversion Agent shall promptly deliver to the Company and the Trustee written notice thereof. Whenever the Securities shall become convertible pursuant to Section 10.1, the Company or, at the Company's request, the Trustee in the name and at the expense of the Company, shall notify the Holders of the event triggering such convertibility in the manner provided in Section 11.2, and the Company shall also publicly announce such information and publish it on the Company's Web site. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

     (b) In addition, in the event that:

     (1) (A) the Company distributes to all holders of its shares of Common Stock rights or warrants entitling them (for a period expiring within 60 days of the Record Date for such distribution) to subscribe for or purchase shares of Common Stock, at a price per share less than the Sale Price of the Common Stock on the Business Day immediately preceding the announcement of such distribution,
(B) the Company distributes to all holders of its shares of Common Stock, cash or other assets, debt securities or rights or warrants to purchase its securities, where the Fair Market Value (as determined by the Board of Directors) of such distribution per share of Common Stock exceeds 10% of the Sale Price of a share of Common Stock on the Business Day immediately preceding the date of declaration of such distribution, or (C) a Change of Control occurs but Holders of Securities do not have the right to require the Company to purchase their Securities as a result of such Change of Control, because of the provisions set forth in Section 3.8(a)(2), then, in each case, the Securities may be surrendered for conversion at any time on and after the date that the Company gives notice to the Holders of such right, which shall be not less than 20 days prior to the Ex-Dividend Time for such distribution, in the case of (A) or (B), or within 30 days after the occurrence of the Change of Control, in the case of (C), until the earlier of the close of business on the Business Day immediately preceding the Ex-Dividend Time or the date the Company announces that such distribution will not take place, in the case of (A) or (B), or the earlier of 30 days after the Company's delivery of the Change of Control Purchase Notice or the date the Company announces that the Change of Control will not take place, in the case of (C).

     (2) the Company consolidates with or merges into another corporation, or is a party to a binding share exchange pursuant to which the shares of Common Stock would be converted into cash, securities or other property as set forth in
Section 10.4 hereof, then the Securities may be surrendered for conversion at any time from and after the date which is 15 days prior to the date announced by the Company as the anticipated effective time of such transaction until 15 days after the actual date of such transaction.

     "CONVERSION PERIOD" means the period from and including the thirtieth trading day in a fiscal quarter to, but not including, the thirtieth trading day in the immediately following fiscal quarter.

     "CONVERSION VALUE", on any day, means the product of the Sale Price for the Common Stock multiplied by the then-current Conversion Rate.

     "EX-DIVIDEND TIME" means, with respect to any issuance or distribution on shares of Common Stock, the first date on which the shares of Common Stock trade regular way on the principal securities market on which the shares of Common Stock are then traded without the right to receive such issuance or distribution.

     The Conversion Rate, at any time, shall equal (A) $1,000 divided by the Conversion Price at such time, rounded to three decimal places (rounded up if the fourth decimal place thereof is 5 or more and otherwise rounded down).

     Section 10.2. Conversion Procedure; Conversion Price; Fractional Shares.

     (a) Each Security shall be convertible at the office of the Conversion Agent into fully paid and nonassessable shares (calculated to the nearest 1/100th of a share) of Common Stock. The Security will be converted into shares of Common Stock at the Conversion Price therefor. No payment or adjustment shall be made in respect of dividends on the Common Stock or accrued interest or accrued and unpaid additional interest or contingent interest, if any, on a converted Security, except as described in Section 10.9 hereof. The Company shall not issue any fraction of a share of Common Stock in connection with any conversion of Securities, but instead shall, subject to Section 10.3(h) hereof, make a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Sale Price of the Common Stock on the last Trading Day prior to the date of conversion. Notwithstanding the foregoing, a Security in respect of which a Holder has delivered a Purchase Notice or Change of Control Purchase Notice exercising such Holder's option to require the Company to repurchase such Security may be converted only if such notice of exercise is withdrawn in accordance with the Section 3.10 hereof.

     (b) Before any Holder of a Security shall be entitled to convert the same into Common Stock, such Holder shall, in the case of Securities issued in global form, comply with the procedures of the Depositary in effect at that time, and in the case of definitive Securities, surrender such Securities, duly endorsed to the Company or in blank, at the office of the Conversion Agent, and shall give written notice to the Company at said office or place that such Holder elects to convert the same and shall state in writing therein the principal amount of Securities to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for Common Stock to be issued.

     Before any such conversion, a Holder also shall pay all funds required, if any, relating to interest on the Securities, as provided in Section 10.9, and all taxes or duties, if any, as provided in Section 10.8.

     If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock which shall be deliverable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted thereby) so surrendered. Subject to the next succeeding sentence, the Company will, as soon as practicable thereafter, issue and deliver at said office or place to such Holder of a Security, or to such Holder's nominee or nominees, certificates for the number of full shares of Common Stock to which such Holder shall be entitled as aforesaid, together, subject to the last sentence of Section (a) above, with cash in lieu of any fraction of a share to which such Holder would otherwise be entitled. The Company shall not be required to deliver certificates for shares of Common Stock while the stock transfer books for such stock or the security register are duly closed for any purpose, but certificates for shares of Common Stock shall be issued and delivered as soon as practicable after the opening of such books or security register.

     (c) A Security shall be deemed to have been converted as of the close of business on the date of the surrender of such Securities for conversion as provided above, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such Common Stock as of the close of business on such date.

     (d) In case any Security shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Security so surrendered, without charge to such Holder (subject to the provisions of Section 10.8 hereof), a new Security or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Securities.

     Section 10.3. Adjustment of Conversion Price for Common Stock.

     The Conversion Price shall be adjusted from time to time as follows:

     (a) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, pay a dividend or make a distribution in shares of Common Stock to all holders of its outstanding shares of Common Stock, then the Conversion Price in effect at the opening of business on the date next following the record date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction:

          (1) the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the Record Date fixed for such determination; and

          (2) the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution.

     Such reduction shall become effective immediately after the opening of business on the day following the Record Date fixed for such determination. If any dividend or distribution of the type described in this Section 10.3(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

     (b) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, then the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case the Company shall, at any time or from time to time while any of the Securities are outstanding, combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased.

     Such reduction or increase, as the case may be, shall become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     (c) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, issue rights or warrants for a period expiring within 60 days (other than any rights or warrants referred to in Section 10.3(d)) to all holders of its shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into shares of Common Stock), at a price per share (or having a conversion price per share) less than the Sale Price on the Business Day immediately preceding the date of the announcement of such issuance (treating the conversion price per share of the securities convertible into Common Stock as equal to (x) the sum of
(i) the price for a unit of the security convertible into Common Stock and (ii) any additional consideration initially payable upon the conversion of such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible security), then the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such date of announcement by a fraction:

          (1) the numerator of which shall be the number of shares of Common Stock outstanding on the close of business on the date of announcement, plus the number of shares or securities which the aggregate offering price of the total number of shares or securities so offered for subscription or purchase (or the aggregate conversion price of the convertible securities so offered) would purchase at such Sale Price of the Common Stock; and

          (2) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date of announcement, plus the total number of additional shares of Common Stock so offered for subscription or purchase (or into which the convertible securities so offered are convertible).

     Such adjustment shall become effective immediately after the opening of business on the day following the date of announcement of such issuance. To the extent that shares of Common Stock (or securities convertible into shares of Common Stock) are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock (or securities convertible into shares of Common Stock) actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if the date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Sale Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration if other than cash, to be determined by the Board of Directors.

     (d) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, by dividend or otherwise, distribute to all holders of its shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation and the Common Stock is not changed or exchanged), shares of its capital stock (other than any dividends or distributions to which Section 10.3(a) applies), evidences of its Indebtedness or other assets, including securities, but excluding (i) any rights or warrants referred to in Section 10.3(c), (ii) dividends or distributions of stock referred to in Section 10.3(a), (iii) dividends and distributions of stock, securities or other property or assets (including cash) in connection with the reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 10.4 applies and (iv) dividends and distributions paid exclusively in cash referred to in Section 10.3(e) (such capital stock, evidence of its indebtedness, other assets or securities being distributed hereinafter in this Section 10.3(d) called the "DISTRIBUTED ASSETS"), then, in each such case, subject to the third and fourth succeeding paragraphs and the last Section of this Section 10.3(d), the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date with respect to such distribution by a fraction:

          (1) the numerator of which shall be the Current Market Price of the Common Stock, less the Fair Market Value on such date of the portion of the distributed assets so distributed applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the record date)(determined as provided in Section 10.3(g)) on such date; and

          (2) the denominator of which shall be such Current Market Price.

Such reduction shall become effective immediately prior to the opening of business on the day following the Record Date for such distribution. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

     If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 10.3(d) by reference to the actual or when issued trading market for any distributed assets comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "REFERENCE PERIOD") used in computing the Current Market Price pursuant to Section 10.3(g) to the extent possible, unless the Board of Directors determines in good faith that determining the Fair Market Value during the Reference Period would not be in the best interest of the Holders.

     In the event any such distribution consists of shares of capital stock of, or similar equity interests in, one or more of the Company's Subsidiaries (a "SPIN-OFF"), the Fair Market Value of the securities to be distributed shall equal the average of the closing sale prices of such securities on the principal securities market on which such securities are traded for the five consecutive Trading Days commencing on and including the sixth day of trading of those securities after the effectiveness of the Spin-Off, and the Current Market Price shall be measured for the same period. In the event, however, that an underwritten initial public offering of the securities in the Spin-Off occurs simultaneously with the Spin-Off, Fair Market Value of the securities distributed in the Spin-Off shall mean the initial public offering price of such securities and the Current Market Price shall mean the Sale Price for the Common Stock on the same Trading Day.

     Rights or warrants distributed by the Company to all holders of its shares of Common Stock entitling them to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("TRIGGER EVENT"), (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of shares of Common Stock shall be deemed not to have been distributed for purposes of this Section 10.3(d) (and no adjustment to the Conversion Price under this Section 10.3(d) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different distributed assets, evidences of indebtedness or other assets, or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Price under this Section 10.3(d):

          (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of shares of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of shares of Common Stock as of the date of such redemption or repurchase; and

          (2) in the case of such rights or warrants which shall have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.

     For purposes of this Section 10.3(d) and Sections 10.3(a), 10.3(b) and 10.3(c), any dividend or distribution to which this Section 10.3(d) is applicable that also includes (i) shares of Common Stock, (ii) a subdivision or combination of shares of Common Stock to which Section 10.3(b) applies or (iii) rights or warrants to subscribe for or purchase shares of Common

Stock to which Section 10.3(c) applies (or any combination thereof), shall be deemed instead to be:

          (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants, other than such shares of Common Stock, such subdivision or combination or such rights or warrants to which Sections 10.3(a), 10.3(b) and 10.3(c) apply, respectively (and any Conversion Price reduction required by this Section 10.3(d) with respect to such dividend or distribution shall then be made), immediately followed by

          (2) a dividend or distribution of such shares of Common Stock, such subdivision or combination or such rights or warrants (and any further Conversion Price reduction required by Sections 10.3(a), 10.3(b) and 10.3(c) with respect to such dividend or distribution shall then be made), except:

               (A) the Record Date of such dividend or distribution shall be substituted as (i) "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution," "Record Date fixed for such determinations" and "Record Date" within the meaning of Section 10.3(a), (ii) "the day upon which such subdivision becomes effective" and "the day upon which such combination becomes effective" within the meaning of Section 10.3(b), and (iii) as "the date fixed for the determination of stockholders entitled to receive such rights or warrants," "the Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and such "Record Date" within the meaning of
          Section 10.3(c); and

               (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of
          Section 10.3(a) and any reduction or increase in the number of shares of Common Stock resulting from such subdivision or combination shall be disregarded in connection with such dividend or distribution.

     In the event of any distribution referred to in this Section 10.3(d) in which (1) the Fair Market Value (as determined by the Board of Directors) of such distribution applicable to one share of Common Stock (determined as provided above) equals or exceeds the average of the Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on the Record Date for such distribution or (2) the average of the Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on the Record Date for such distribution exceeds the Fair Market Value of such distribution by less than $1.00, then, in each such case, in lieu of an adjustment to the Conversion Price, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security, in addition to shares of Common Stock, the kind and amount of such distribution such Holder would have received had such Holder converted such Security immediately prior to the Record Date for determining the shareholders entitled to receive the distribution.

     In the event of any distribution referred to in Section 10.3(c) or 10.3(d), where, in the case of a distribution described in Section 10.3(d), the Fair Market Value of such distribution per share of Common Stock (as determined by the Board of Directors) exceeds 10% of the Sale Price of a share of Common Stock on the Business Day immediately preceding the declaration date for such distribution, then, if such distribution would also trigger a conversion right under Section 10.1(b) or the Securities are otherwise convertible pursuant to this Article X, the Company will be required to give notice to the Holders of Securities at least 20 days prior to the Ex-Dividend Time for the distribution and, upon the giving of notice, the Securities may be surrendered for conversion at any time on and after the date that the Company gives notice to the Holders of such conversion right, until the close of business on the Business Day prior to the Ex-Dividend Time or the Company announces that such distribution will not take place. No adjustment to the Conversion Price or the ability of a Holder of a Security to convert will be made if the Holder will otherwise participate in such distribution without conversion.

     (e) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, by dividend or otherwise, distribute to all holders of its shares of Common Stock, cash (excluding any cash that is distributed upon a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 10.4 applies or as part of a distribution referred to in Section 10.3(d)), in an aggregate amount that, combined together with:

          (1) the aggregate amount of any other such distributions to all holders of shares of Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 10.3(e) has been made; and

          (2) the aggregate amount of any cash, plus the fair market value of other consideration paid in respect of any tender offer by the Company or any of its Subsidiaries for all or any portion of the shares of Common Stock concluded within the 12 months preceding the date of such distribution, and in respect of which no adjustment pursuant to Section 10.3(f) has been made;

exceeds 10% of the product of the closing sale price of the Common Stock on the Record Date with respect to such distribution, times the number of shares of Common Stock outstanding on such date, then, and in each case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business of such Record Date by a fraction:

          (1) the numerator of which shall be equal to the Current Market Price on the Record Date, less an amount equal to the quotient of (x) the excess of such combined amount over such 10% and (y) the number of shares of Common Stock outstanding on the Record Date; and

          (2) the denominator of which shall be equal to the Current Market Price on such date.

     However, in the event that the then Fair Market Value (as so determined) of the portion of cash and other securities, if any, so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of cash in excess of such 10% such Holder would have received had such Holder converted such Security (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

     (f) In case a tender offer made by the Company or any of its Subsidiaries for all or any portion of the shares of Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of shares tendered) of an aggregate consideration having a Fair Market Value (as determined by the Board of Directors) that combined together with:

          (1) the aggregate amount of the cash, plus the fair market value, as of the expiration of such tender offer, of any other consideration payable in respect of any other tender offers, by the Company or any of its Subsidiaries for all or any portion of the shares of Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 10.3(f) has been made; and

          (2) the aggregate amount of any distributions to all holders of shares of Common Stock made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 10.3(e) has been made;

exceeds 10% of the product of the closing sale price of the Common Stock as of the last time (the "EXPIRATION TIME") tenders could have been made pursuant to such tender offer (as it may be amended), times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time (such excess, the "EXCESS AMOUNT"), then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date of the Expiration Time by a fraction:

          (1) the numerator of which shall be the (x) the product of (i) the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time and (ii) the Current Market Price of the Common Stock at the Expiration Time, less (y) the Excess Amount; and

          (2) the denominator shall be the product of the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time and the Current Market Price of the Common Stock at the Expiration Time.

     Such reduction (if any) shall become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all or a portion of such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such (or such portion of the) tender offer had not been made. If the application of this Section 10.3(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 10.3(f).

     Pursuant to rights issued under any of the Company's rights plans, if holders of the Securities exercising the right of conversion attaching after the date the rights separate from the underlying Common Stock are not entitled to receive the rights that would otherwise be attributable to the shares of Common Stock received upon conversion, the Conversion Price will be adjusted as though the rights were being distributed to holders of Common Stock on the date of such separation. If such an adjustment is made and the rights are later redeemed, invalidated or terminated, then a corresponding reversing adjustment will be made to the conversion price on an equitable basis.

     (g) For purposes of this Article X, the following terms shall have the meanings indicated:

     "CURRENT MARKET PRICE" on any date means the average of the daily Sale Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to such date; provided, however, that if:

          (1) the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 10.3(a), (b), (c),
     (d), (e), or (f) occurs during such ten consecutive Trading Days, the Sale Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by dividing such Sale Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event;

          (2) the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 10.3(a), (b), (c), (d), (e), or (f) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Sale Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by dividing such Sale Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event; and

          (3) the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Sale Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the Fair Market Value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 10.3(d), (e) or (f)) of the evidences of Indebtedness, shares of capital stock or assets being distributed applicable to one share of

     Common Stock as of the close of business on the day before such "ex" date.

For purposes of any computation under Section 10.3(f), if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 10.3(a), (b), (c), (d),
(e) or (f) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Sale Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by dividing such Sale Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, when used:

          (1) with respect to any issuance or distribution, means the first date on which the shares of Common Stock trade regular way on the relevant exchange or in the relevant market from which the Sale Price was obtained without the right to receive such issuance or distribution;

          (2) with respect to any subdivision or combination of shares of Common Stock, means the first date on which the shares of Common Stock trade regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective; and

          (3) with respect to any tender or exchange offer, means the first date on which the shares of Common Stock trade regular way on such exchange or in such market after the Expiration Time of such offer.

Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 10.3, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 10.3 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

     "FAIR MARKET VALUE" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction (as determined by the Board of Directors, whose determination shall be conclusive).

     "RECORD DATE" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of shares of Common Stock have the right to receive any cash, securities or other property or in which the shares of Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

     (h) The Company shall be entitled to make such additional reductions in the Conversion Price, in addition to those required by Sections 10.3(a), (b), (c),
(d), (e) and (f), as shall be necessary in order that any dividend or distribution of Common Stock, any subdivision, reclassification or combination of shares of Common Stock or any issuance of rights or warrants referred to above shall not be taxable to the holders of Common Stock for United States Federal income tax purposes.

     (i) To the extent permitted by applicable law, the Company may, from time to time, reduce the Conversion Price by any amount for any period of time, if such period is at least 20 days and the reduction is irrevocable during the period. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to the Trustee and each Holder at the address of such Holder as it appears in the register of the Securities maintained by the Registrar, at least 15 days prior to the date the reduced Conversion Price takes effect, a notice of the reduction stating the reduced Conversion Price and the period during which it will be in effect.

     (j) In any case in which this Section 10.3 shall require that any adjustment be made effective as of or retroactively immediately following a Record Date, the Company may elect to defer (but only for five Trading Days following the filing of the statement referred to in Section 10.5) issuing to the Holder of any Securities converted after such Record Date the shares of Common Stock issuable upon such conversion over and above the shares of Common Stock issuable upon such conversion on the basis of the Conversion Price prior to adjustment; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

     (k) All calculations under this Section 10.3 shall be made to the nearest cent or one-hundredth of a share, with one-half cent and 0.005 of a share, respectively, being rounded upward. Notwithstanding any other provision of this
Section 10.3, the Company shall not be required to make any adjustment of the Conversion Price unless such adjustment would require an increase or decrease of at least 1% of such price. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% in such price. Any adjustments under this Section 10.3 shall be made successively whenever an event requiring such an adjustment occurs.

     (l) In the event that at any time, as a result of an adjustment made pursuant to this Section 10.3, the Holder of any Securities thereafter surrendered for conversion shall become entitled to receive any shares of stock of the Company other than shares of Common Stock into which the Securities originally were convertible, the Conversion Price of such other shares so receivable upon conversion of any such Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in subparagraphs (a) through (l) of this Section 10.3, and the provision of Sections 10.1, 10.2 and
10.4 through 10.9 with respect to the Common Stock shall apply on like or similar terms to any such other shares and the determination of the Board of Directors as to any such adjustment shall be conclusive.

     (m) No adjustment shall be made pursuant to this Section 10.3 (i) if the effect thereof would be to reduce the Conversion Price below the par value (if any) of the Common Stock or (ii) if the Holders of the Securities may participate in the transaction that would otherwise give rise to an adjustment pursuant to this Section 10.3.

     Section 10.4. Consolidation or Merger of the Company.

     If any of the following events occurs, namely:

          (1) any reclassification or change of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

          (2) any merger, consolidation, statutory share exchange or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock; or

          (3) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock;

the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture, if such supplemental indenture is then required to so comply) providing that such Securities shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) which such Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had such Securities been converted into Common Stock immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance assuming such holder of Common Stock did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance (provided, that if the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purposes of this Section 10.4, the kind and amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article
X. If, in the case of any such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent practicable the provisions providing for the Repurchase Rights set forth in Article X hereof.

     The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at the address of such Holder as it appears on the register of the Securities maintained by the Registrar, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

     The above provisions of this Section 10.4 shall similarly apply to successive reclassifications, mergers, consolidations, statutory share exchanges, combinations, sales and conveyances.

     If this Section 10.4 applies to any event or occurrence, Section 10.3 shall not apply.

     Section 10.5. Notice of Adjustment.

     Whenever an adjustment in the Conversion Price with respect to the Securities is required:

          (1) the Company shall forthwith place on file with the Trustee and any Conversion Agent for such securities a certificate of the Treasurer of the Company, stating the adjusted Conversion Price determined as provided herein and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustment; and

          (2) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company, to each Holder in the manner provided in Section
     11.2. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

     Section 10.6. Notice in Certain Events.

     In case:

          (1) of a consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or conveyance to another Person or entity or group of Persons or entities acting in concert as a partnership, limited partnership, syndicate or other group (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of all or substantially all of the property and assets of the Company; or

          (2) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (3) of any action triggering an adjustment of the Conversion Price referred to in clauses (x) or (y) below;

then, in each case, the Company shall cause to be filed with the Trustee and the Conversion Agent, and shall cause to be given, to the Holders of the Securities in the manner provided in Section 11.2, at least 15 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of any distribution or grant of rights or warrants triggering an adjustment to the Conversion Price pursuant to this Article X, or, if a record is not to be taken, the date as of which the holders of record of Common Stock entitled to such distribution, rights or warrants are to be determined, or (y) the date on which any reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up triggering an adjustment to the Conversion Price pursuant to this Article X is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger sale, conveyance, dissolution, liquidation or winding up.

     Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in clause (1), (2) or (3) of this Section 10.6.

     Section 10.7. Company To Reserve Stock: Registration; Listing.

     (a) The Company shall, in accordance with the laws of the State of Delaware, at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Securities, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all Securities then Outstanding into such Common Stock at any time (assuming that, at the time of the computation of such number of shares or securities, all such Securities would be held by a single Holder); provided, however, that nothing contained herein shall preclude the Company from satisfying its obligations in respect of the conversion of the Securities by delivery of purchased shares of Common Stock which are then held in the treasury of the Company. The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and free from all liens and charges and, except as provided in
Section 10.8, taxes with respect to the issue thereof.

     (b) If any shares of Common Stock which would be issuable upon conversion of Securities hereunder require registration with or approval of any governmental authority before such shares or securities may be issued upon such conversion, the Company will use its reasonable best efforts to cause such shares or securities to be duly registered or approved, as the case may be. The Company further covenants that so long as the Common Stock shall be listed on the New York Stock Exchange, the Company will use its reasonable best efforts, if permitted by the rules of such exchange, to list and keep listed all Common Stock issuable upon conversion of the Securities, and the Company will use its reasonable best efforts to list the shares of Common Stock required to be delivered upon conversion of the Securities prior to such delivery upon any other national securities exchange upon which the outstanding Common Stock is listed at the time of such delivery.

     Section 10.8. Taxes on Conversion.

     The issue of stock certificates on conversion of Securities shall be made without charge to the converting Holder for any documentary, stamp or similar issue or transfer taxes in respect of the issue thereof, and the Company shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or the portion, if any, of the Securities which are not so converted in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of such tax or has established to the satisfaction of the Company that such tax has been paid.

     The Company agrees, and each Holder is deemed to agree, that delivery to such Holder of the full number of Common Stock into which each Security is convertible, together with any cash payment of such Holder's fractional shares or otherwise in accordance with Section 10.13, will be treated as a payment (in an amount equal to the sum of the then Fair Market Value of such Common Stock and such cash payment, if any) on the Securities for purposes of United States Federal income tax regulations governing contingent payment debt obligations.

     Section 10.9. Conversion After Record Date.

     Except as provided below, if any Securities are surrendered for conversion on any day other than an Interest Payment Date, the Holder of such Securities shall not be entitled to receive any interest that has accrued on such Securities since the prior Interest Payment Date. By delivery to the Holder of the number of shares of Common Stock or other consideration issuable upon conversion in accordance with this Article X, any accrued and unpaid interest on such Securities will be deemed to have been paid in full.

     If any Securities are surrendered for conversion subsequent to the Record Date preceding an Interest Payment Date but prior to such Interest Payment Date, the Holder of such Securities at the close of business on such Record Date shall receive the interest payable on such Securities on such Interest Payment Date notwithstanding the conversion thereof. Securities surrendered for conversion during the period from the close of business on any Record Date preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Securities which have been called for redemption on a Redemption Date within such period) be accompanied by payment by Holders, for the account of the Company, in New York Clearing House funds or other funds of an amount equal to the interest payable on such Interest Payment Date on the Securities being surrendered for conversion. Except as provided in this Section 10.9, no adjustments in respect of payments of interest on Securities surrendered for conversion or any dividends or distributions or interest on the Common Stock issued upon conversion shall be made upon the conversion of any Securities.

     Section 10.10. Company Determination Final.

     Any determination that the Company or the Board of Directors must make pursuant to this Article X shall be conclusive if made in good faith and in accordance with the provisions of this Article, absent manifest error, and set forth in a Board Resolution.

     Section 10.11. Responsibility of Trustee for Conversion Provisions.

     The Trustee has no duty to determine when an adjustment under this Article X should be made, how it should be made or what it should be. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for any failure of the Company to comply with this Article X. Each Conversion Agent other than the Company shall have the same protection under this Section 10.11 as the Trustee.

     The rights, privileges, protections, immunities and benefits given to the Trustee under the Indenture including, without limitation, its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each Paying Agent or Conversion Agent acting hereunder.

     Section 10.12. Unconditional Right of Holders to Convert.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to convert its Security in accordance with this Article X and to bring an action for the enforcement of any such right to convert, and such rights shall not be impaired or affected without the consent of such Holder.

     Section 10.13. Cash Conversion Option.

     (a) If a Holder elects to convert all or any portion of a Security into shares of Common Stock as set forth in Section 10.1, the Company may choose to satisfy all or any portion of its conversion obligation (the "Conversion Obligation") in cash. Upon such election, the Company will notify such Holder through the Trustee of the dollar amount to be satisfied in cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) at any time on or before the date that is two Business Days following receipt of written notice of conversion as specified in Section 10.2 (such period, the "CASH SETTLEMENT NOTICE PERIOD"). If the Company elects to pay cash for any portion of the shares otherwise issuable to the Holder, the Holder may retract the conversion notice at any time during the two Business Day period beginning on the day after the final day of the Cash Settlement Notice Period (a "Conversion Retraction Period"); no such retraction can be made (and a conversion notice shall be irrevocable) if the Company does not elect to deliver cash in lieu of shares (other than cash in lieu of fractional shares). If the conversion notice has not been retracted, then settlement (in cash and/or shares) will occur on the Business Day following the final day of the 20 Trading Day period beginning on the day after the final day of the Conversion Retraction Period (the "Cash Settlement Averaging Period"). Settlement amounts will be computed as follows:

               (i) if the Company elects to satisfy the entire Conversion Obligation in shares of Common Stock, the Company will deliver to such Holder a number of shares equal to (1) the aggregate original principal amount at maturity of the Securities to be converted divided by 1,000, multiplied by (2) the Conversion Rate;

               (ii) if the Company elects to satisfy the entire Conversion Obligation in cash, the Company will deliver to such Holder cash in an amount equal to the product of:

                    (1) a number equal to (x) the aggregate original principal amount at maturity of Securities to be converted divided by 1,000, multiplied by (y) the Conversion Rate, and

                    (2) the average Sales Price of the Common Stock during the
               Cash Settlement Averaging Period; and

               (iii) if the Company elects to satisfy a fixed portion (other than 100%) of the Conversion Obligation in cash, the Company will deliver to such Holder such cash amount ("Cash Amount") and a number of shares equal to the greater of (1) zero and (2) the excess, if any, of the number of shares calculated as set forth in clause (i) above over the number of shares equal to the sum, for each day of the Cash Settlement Averaging Period, of (x) the pro rated portion of the Cash Amount for such day divided by (y) the average Sales Price of the Common Stock on such day.

Notwithstanding the foregoing, a Security in respect of which a Holder has delivered a Purchase Notice or Change of Control Purchase Notice exercising such Holder's option to require the Company to repurchase such Security may be converted as described in this Section 10.13(a) only if such notice of exercise is withdrawn in accordance with the Section 3.10 hereof.

     (b) If a Holder elects to convert all or any portion of a Security into shares of Common Stock after the Company has exercised its right to redeem all or any portion of the Securities pursuant to Section 5 of the Securities or within 20 days of the Stated Maturity, the Company may choose to satisfy all or any portion of the Conversion Obligation in cash provided the Company notifies such Holder through the Trustee of the dollar amount to be satisfied in cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) at any time on or before the date that is 20 days prior to Stated Maturity or Redemption Date. Settlement amounts will be computed in the same manner as set forth in (a) above except that the "CASH SETTLEMENT AVERAGING PERIOD" shall be the 20 Trading Day period beginning on the day after the Stated Maturity or Redemption Date, as the case may be. Settlement (in cash and/or shares) will occur on the Business Day following the final day of such Cash Settlement Averaging Period.


                                   ARTICLE XI

                                  MISCELLANEOUS

     Section 11.1. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

     Section 11.2. Notices. Any request, demand, authorization, notice, waiver, consent or communication shall be in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile numbers:

     if to the Company:

     Odyssey Re Holdings Corp.
     140 Broadway, 39th Floor
     New York, New York 10005
     Attn:  Chief Financial Officer
     Facsimile No. (203) 940-8183

     if to the Trustee:

     The Bank of New York
     101 Barclay Street
     Floor 21W
     New York, New York 10286
     Telephone No. (212) 896-7198
     Facsimile No. (212) 896-7298
     Attention:  Corporate Trust Administration

     The Company or the Trustee by notice given to the other in the manner provided above may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication given to a Securityholder shall be mailed to the Securityholder, by first-class mail, postage prepaid, at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

     Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

     If the Company mails a notice or communication to the Securityholders, it shall mail a copy to the Trustee and each Registrar, Paying Agent, Conversion Agent or co-registrar.

     Section 11.3. Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar, the Paying Agent, the Conversion Agent and anyone else shall have the protection of TIA Section 312(c).

     Section 11.4. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

          (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Section 11.5. Statements Required in Certificate or Opinion. Each Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

          (1) a statement that each person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

          (3) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement that, in the opinion of such person, such covenant or condition has been complied with.

     Section 11.6. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 11.7. Rules by Trustee, Paying Agent, Conversion Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar, the Conversion Agent and the Paying Agent may make reasonable rules for their functions.

     Section 11.8. Legal Holidays. A "Legal Holiday" is any day other than a Business Day. If any specified date (including a date for giving notice) is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday, and, if the action to be taken on such date is a payment in respect of the Securities, no interest, if any, shall accrue for the intervening period.

     Section 11.9. GOVERNING LAW. THIS INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     Section 11.10. No Recourse Against Others. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future shareholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders and as part of the consideration for the issue of the Securities.

     Section 11.11. Successors. All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

     Section 11.12. Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.


                                         ODYSSEY RE HOLDINGS CORP.


                                         By: /s/ Donald L. Smith
                                             -----------------------------------
                                             Name: Donald L. Smith
                                             Title: Senior Vice President


                                         THE BANK OF NEW YORK
                                         As Trustee

                                         By:  /s/ Geovanni Barris
                                              ----------------------------------
                                              Name: Geovanni Barris
                                              Title: Vice President

                                    EXHIBIT A

                        [FORM OF FACE OF GLOBAL SECURITY]

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

     THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT OF 1933"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE BY ACQUISITION HEREOF, THE HOLDER:

     (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933;

     (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OF 1933, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OF 1933 (IF AVAILABLE), (D) TO ANY INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE

          SECURITIES ACT (IF AVAILABLE), OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER;

     (3) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITIES IN CANADA TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT EXCEPT IN ACCORDANCE WITH APPLICABLE CANADIAN SECURITIES LAWS; AND

     (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(C) OR 2(E) ABOVE), A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

     The foregoing legend may be removed from this Security on satisfaction of the conditions specified in the Indenture.

     FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THIS SECURITY IS ISSUED WITH AN INDETERMINATE AMOUNT OF ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. THE ISSUE DATE IS JUNE 18, 2002 AND THE YIELD TO MATURITY FOR PURPOSE OF ACCRUING ORIGINAL ISSUE DISCOUNT IS 8.50% PER ANNUM.

     PURSUANT TO SECTION 4.7 OF THE INDENTURE, ODYSSEY RE HOLDINGS CORP. AGREES, AND BY ACCEPTANCE OF A BENEFICIAL OWNERSHIP INTEREST IN THE SECURITY, EACH BENEFICIAL HOLDER OF THE SECURITIES WILL BE DEEMED TO HAVE AGREED, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, (i) TO TREAT THE SECURITIES AS INDEBTEDNESS THAT IS SUBJECT TO SECTION 1.1275-4 OF THE UNITED STATES TREASURY REGULATIONS (THE "CONTINGENT PAYMENT REGULATIONS") AND, FOR PURPOSES OF THE CONTINGENT PAYMENT REGULATIONS, TO TREAT THE FAIR MARKET VALUE OF ANY STOCK BENEFICIALLY RECEIVED BY A BENEFICIAL HOLDER UPON ANY CONVERSION OF THE DEBENTURES AS A CONTINGENT PAYMENT, AND (ii) TO BE BOUND BY THE COMPANY'S DETERMINATION OF THE "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE," WITHIN THE MEANING OF THE CONTINGENT PAYMENT REGULATIONS, WITH RESPECT TO THE DEBENTURES. THE COMPANY'S DETERMINATION OF THE "COMPARABLE YIELD" IS 8.50% PER ANNUM, COMPOUNDED SEMIANNUALLY. YOU MAY OBTAIN THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE, YIELD TO MATURITY, COMPARABLE YIELD AND PROJECTED PAYMENT SCHEDULE FOR THE SECURITY BY TELEPHONING ODYSSEY RE HOLDINGS CORP., 140 BROADWAY, 39TH FLOOR, NEW YORK, NEW YORK 10005, INVESTOR RELATIONS DEPARTMENT AT (212) 978-4700 OR SUBMITTING A WRITTEN REQUEST FOR SUCH INFORMATION TO: ODYSSEY RE HOLDINGS CORP., 300 FIRST STAMFORD PLACE, STAMFORD, CT 06902,

ATTENTION: CHIEF FINANCIAL OFFICER.

                           ODYSSEY RE HOLDINGS CORP.

                  4.375% Convertible Senior Debentures due 2022

No. 1                                     CUSIP: 67612WAA6
Issue Date: June 18, 2002                 Principal Amount: $100,000,000

     ODYSSEY RE HOLDINGS CORP., a Delaware corporation, promises to pay to Cede & Co. or registered assigns, the principal amount of one-hundred million dollars ($100,000,000) on June 15, 2022.

     Interest Payment Dates: June 15 and December 15, commencing December 15, 2002.

     Record Dates: June 1 and December 1.

     Reference is hereby made to the further provisions of this Security set forth on the reverse side of this Security, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  June 18, 2002                       ODYSSEY RE HOLDINGS CORP.


                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------


TRUSTEE'S CERTIFICATE OF AUTHENTICATION

THE BANK OF NEW YORK,
as Trustee, certifies that this is one
of the Securities referred to in the
within-mentioned Indenture.


By:
   ---------------------------------
         Authorized Signatory


Dated:  June 18, 2002

                      [FORM OF REVERSE OF GLOBAL SECURITY]

                  4.375% Convertible Senior Debentures due 2022


     This Security is one of a duly authorized issue of 4.375 % Convertible Senior Debentures due 2022 (the "Securities") of Odyssey Re Holdings Corp., a Delaware corporation (including any successor corporation under the Indenture hereinafter referred to, the "Company"), issued under an Indenture, dated as of June 18, 2002 (the "Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee"). The terms of the Security include those stated in the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended ("TIA"), and those set forth in this Security. This Security is subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control. Capitalized terms used but not defined herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.   Interest

     General. The Company promises to pay Interest on the principal amount of the Securities plus accrued and unpaid interest, if any, including contingent interest and additional interest, if any, at the interest rate specified herein (the "Interest Rate") from the date of issuance until repayment in full at June 15, 2022, redemption or purchase. The Company will pay Interest on this Security semi-annually in arrears on June 15 and December 15 of each year (each, an "interest payment date"), commencing December 15, 2002.

     (a) The Securities shall bear interest from June 18, 2002 until the principal amount thereof is paid or made available for payment, or until such date on which the Securities are converted, redeemed or purchased as provided herein at a rate of 4.375% per annum.

     (b) Interest on the Securities shall be computed (i) for any full semi-annual period for which a particular Interest Rate is applicable, on the basis of a 360-day year of twelve 30-day months and (ii) for any period for which a particular Interest Rate is applicable for less than a full semiannual period for which Interest is calculated, on the basis of a 30-day month and, for such periods of less than a month, the actual number of days elapsed over a 30-day month. For purposes of determining the Interest Rate, the Trustee may assume that a Contingent Interest Period is not in effect unless the Trustee has received an Officers' Certificate stating that the condition for a Contingent Interest Period has been satisfied and specifying the rate then in effect for each Contingent Interest Period.

     (c) Subject to the accrual and record date provisions described below and in the Indenture, the Company shall pay contingent interest to the Holders during any six-month period (a "Contingent Interest Period") from June 15 to December 14 and from December 15 to June 14, commencing with the period beginning June 15, 2005, if the average Debenture Market Price of a Security for the Five Trading Day Period with respect to such Contingent Interest Period equals $1,200 or more.

     The amount of contingent interest payable per $1,000 principal amount of Debentures in respect of any Contingent Interest Period shall equal the greater of (1) 0.125% of the average Debenture Market Price of a Security for the Five Trading Day Period and (2) the sum of all Regular Cash Dividends, if any, paid by the Company per share of Common Stock during that Contingent Interest Period multiplied by the Conversion Rate in effect on the date on each such payment date.

     Contingent interest, if any, will accrue and be payable to Holders as of the 15th day preceding the last day of the relevant Contingent Interest Period or, if the Company pays a Regular Cash Dividend during the relevant Contingent Interest Period, to Holders as of the record date for the related Regular Cash Dividend. Such payments will be paid on the last day of the relevant Contingent Interest Period or, if the Company pays a Regular Cash Dividend during the relevant Contingent Interest Period, on the payment date of the related Regular Cash Dividend. Regular cash interest will continue to accrue at the rate of 4.375% per year on the principal amount of the Securities whether or not contingent interest is paid.

     "Five Trading Day Period" means, with respect to any Contingent Interest Period, the five trading days ending on the second trading day immediately preceding the first day of such Contingent Interest Period; provided, however, if the Company shall have declared a Regular Cash Dividend on its Common Stock that is payable during such Contingent Interest Period but for which the record date for determining stockholders entitled thereto precedes the first day of such Contingent Interest Period, then "Five Trading Day Period" shall mean, with respect to such Contingent Interest Period, the five trading days ending on the second trading day immediately preceding such record date.

     "Regular Cash Dividends" means quarterly or other periodic cash dividends on the Company's Common Stock as declared by the Company's Board of Directors as part of its cash dividend payment practices and that are not designated by such Board of Directors as extraordinary or special or other nonrecurring dividends.

     "Debenture Market Price" means, as of any date of determination, the average of the secondary market bid quotations per $1,000 principal amount of Securities obtained by the Bid Solicitation Agent (which shall initially be The Bank of New York) for $10 million principal amount of Securities at approximately 4:00 p.m., New York City time, on such determination date from three recognized securities dealers in The City of New York (none of which shall be an Affiliate of the Company) selected by the Company; provided, however, if
(a) at least three such bids are not obtained by the Bid Solicitation Agent or
(b) in the Company's reasonable judgment, the bid quotations are not indicative of the secondary market value of the Securities as of such determination date, then the Debenture Market Price for such determination date shall equal (1) the Conversion Rate in effect as of such determination date multiplied by (2) the average Sale Price of the Common Stock for the five Trading Days ending on such determination date, appropriately adjusted to take into account the occurrence, during the period commencing on the first of such Trading Days during such five trading day period and ending on such determination date, of any event described in the Indenture.

     Upon a determination by the Company that Holders will be entitled to receive contingent interest which will become payable during a Contingent Interest Period, on or prior to the first day of such Contingent Interest Period, the Company shall disseminate a press release through Dow Jones & Company, Inc. or Bloomberg Business News containing this information or publish the information on the Company's Web site or through such other public medium as the Company may use at that time.

     (d) If this Security is redeemed or the Holder elects to require the Company to purchase this Security pursuant to Section 6 of this Security, on a date that is after the record date and prior to the corresponding interest payment date, interest, including contingent interest, if any, accrued and unpaid hereon to but not including the applicable Redemption Date, Purchase Date or Change of Control Purchase Date as the case may be will be paid to the same Holder to whom the Company pays the principal of this Security.

     Interest on Securities converted after a record date but prior to the corresponding interest payment date will be paid to the Holder of the Securities on the record date but, upon conversion, the Holder must pay the Company the interest, including contingent interest, which has accrued and will be paid on such interest payment date. No such payment need be made with respect to Securities which will be redeemed after a record date and prior to the corresponding interest payment date.

     If the principal amount hereof or any portion of such principal amount or any interest, including contingent interest and additional interest, if any, on any Security is not paid when due (whether upon acceleration pursuant to Section
6.2 of the Indenture, upon the date set for payment of the Redemption Price pursuant to Section 5 hereof or the Purchase Price or Change of Control Purchase Price pursuant to Section 6 hereof or upon the Stated Maturity of this Security), then in each such case the overdue amount shall, to the extent permitted by law, bear interest at the applicable Interest Rate, compounded semi-annually, which interest shall accrue from the date of such overdue amount was originally due to the date of payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand.

2.   Method of Payment.

     Except as provided below, interest will be paid (i) on the Global Securities to DTC in immediately available funds, (ii) on any definitive Securities having an aggregate principal amount of $5,000,000 or less, by check mailed to the Holders of such Securities; and (iii) on any definitive Securities having an aggregate principal amount of more than $5,000,000, by wire transfer in immediately available funds at the election of the Holders of these Securities.

     At Stated Maturity the Company will pay interest on definitive Securities at the Company's office or agency in New York City, which initially will be the Corporate Trust Office of the trustee in New York City.

     Principal on definitive Securities will be payable, upon Stated Maturity or when due, at the office or agency of the Company in New York City, maintained for such purpose, initially the Corporate Trust Office of the Trustee in New York City.

     Subject to the terms and conditions of the Indenture, the Company will make payments in cash, shares of Common Stock or a combination thereof, as the case may be, in respect of Redemption Prices, Purchase Prices, Change of Control Purchase Prices and at Stated Maturity to Holders who surrender Securities to a Paying Agent to collect such payments in respect of the Securities. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.

3.   Paying Agent, Conversion Agent and Registrar.

     Initially, The Bank of New York (the "Trustee") will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent or Registrar without notice, other than notice to the Trustee; provided that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan, which shall initially be an office or agency of the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent or Registrar.

4.   Indenture.

     The Securities are general unsecured obligations of the Company limited to up to $110,000,000 aggregate principal amount. The Indenture does not limit other indebtedness of the Company, secured or unsecured.

5.   Redemption at the Option of the Company.

     No sinking fund is provided for the Securities. The Securities are redeemable for cash at the option of the Company, in whole or in part, at any time or from time to time on, or after June 22, 2005 upon not less than 30 nor more than 60 days' notice by mail for a redemption price equal to the principal amount of those Securities plus accrued and unpaid interest, including contingent interest and additional interest, if any, up to the Redemption Date (the "Redemption Price").

6.   Purchase By the Company at the Option of the Holder.

     Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, all or any portion of the Securities held by such Holder on June 22, 2005, June 22, 2007, June 22, 2009, June 22, 2012 and June 22, 2017 in integral multiples of $1,000 at a Purchase Price equal to the principal amount of those Securities plus accrued and unpaid interest, including contingent interest and additional interest, if any, of such Security on the Purchase Date. To exercise such right, a Holder shall deliver to the Company a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 20 Business Days prior to such Purchase Date until the close of business on the third Business Day prior to such Purchase Date, and shall deliver the Securities to the Paying Agent as set forth in the Indenture.

     The Purchase Price may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Common Stock, or in any combination thereof, subject to the terms and conditions of the Indenture.

     At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to offer to purchase the Securities held by such Holder within 30 days (which purchase shall occur 30 days after the date of such offer) after the occurrence of a Change of Control of the Company for a Change of Control Purchase Price equal to the principal amount plus accrued and unpaid interest, including contingent interest and additional interest, if any, of such Security on the Change of Control Purchase Date. The Change of Control Purchase Price may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Applicable Stock, or in any combination thereof, subject to the terms and conditions of the Indenture.

     Holders have the right to withdraw any Purchase Notice or Change of Control Purchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

     If cash (and/or Applicable Stock if permitted under the Indenture) sufficient to pay the Purchase Price or Change of Control Purchase Price, as the case may be, of all Securities or portions thereof to be purchased as of the Purchase Date or the Change of Control Purchase Date, as the case may be, is deposited with the Paying Agent, on the Business Day following the Purchase Date or the Change of Control Purchase Date, interest will cease to accrue on such Securities (or portions thereof) immediately after such Purchase Date or Change of Control Purchase Date, and the Holder thereof shall have no other rights as such other than the right to receive the Purchase Price or Change of Control Purchase Price upon surrender of such Security.

7.   Notice of Redemption.

     Notice of redemption pursuant to Section 5 of this Security will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, immediately after such Redemption Date interest ceases to accrue on such Securities or portions thereof. Securities in denominations larger than $1,000 of principal amount may be redeemed in part but only in integral multiples of $1,000 of principal amount.

8.   Conversion.

     Subject to and in compliance with the provisions of the Indenture (including, without limitation, the conditions to conversion of this Security set forth in Section 10.1 thereof), a Holder is entitled, at such Holder's option, to convert the Holder's Security (or any portion of the principal amount thereof that is $1,000 or an integral multiple $1,000), into fully paid and nonassessable shares of Common Stock at the Conversion Price in effect at the time of conversion.

     The Company will notify Holders of any event triggering the right to convert the Securities as specified above in accordance with the Indenture.

     A Security in respect of which a Holder has delivered a Purchase Notice or Change of Control Purchase Notice, as the case may be, exercising the option of such Holder to require the Company to purchase such Security may be converted only if such Purchase Notice or Change of Control Purchase Notice, as the case may be, is withdrawn in accordance with the terms of the Indenture.

     The initial Conversion Price is $21.28 subject to adjustment in certain events described in the Indenture. A Holder which surrenders Securities for conversion will receive cash or a check in lieu of any fractional share of Common Stock.

     To surrender a Security for conversion, a Holder must (1) complete and manually sign the conversion notice below (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (2) surrender the Security to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents and (4) pay any transfer or similar tax, if required.

     No fractional shares of Common Stock shall be issued upon conversion of any Security. Instead of any fractional share of Common Stock that would otherwise be issued upon conversion of such Security, the Company shall pay a cash adjustment as provided in the Indenture.

     No payment or adjustment will be made for dividends on the shares of Common Stock, except as provided in the Indenture.

     On conversion of a Security, accrued Tax Original Issue Discount attributable to the period from the Issue Date through the Conversion Date and (except as provided above) accrued contingent interest, if any, with respect to the converted Security shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through the delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares) in exchange for the Security being converted pursuant to the terms hereof.

     Upon conversion, the Company may choose to deliver, in lieu of Common Stock, cash or a combination of cash and Common Stock in accordance with the Indenture.

     If the Company (i) is a party to a consolidation, merger or binding share exchange (ii) reclassifies the Common Stock or (iii) conveys, transfers or leases its properties and assets substantially as an entirety to any Person, the right to convert a Security into shares of Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or such other Person, in each case in accordance with the Indenture.

9.   Conversion Arrangement on Call for Redemption.

     Any Securities called for redemption, unless surrendered for conversion before the close of business on the day that is two Business Days prior to the Redemption Date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the

Redemption Price, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Securities from the Holders, to convert them into shares of Common Stock and to make payment for such Securities to the Trustee in trust for such Holders.

10.  Denominations; Transfer; Exchange.

     The Securities are in fully registered form, without coupons, in denominations of $1,000 of principal amount and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Purchase Notice or Change of Control Purchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

11.  Persons Deemed Owners.

     The registered Holder of this Security may be treated as the owner of this Security for all purposes.

12.  Unclaimed Money or Securities.

     The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

13.  Amendment; Waiver.

     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities and
(ii) certain Defaults may be waived with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities (i) to add to the covenants of the Company for the benefit of the Holders of Securities, (ii) to surrender any right or power conferred upon the Company in the Indenture, (iii) to provide for conversion rights of Holders of Securities if any reclassification or change of the Company's Common Stock or any consolidation, merger or sale of all or substantially all of the Company's assets occurs, (iv) to provide for the assumption of the Company's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article V of the Indenture, (v) to reduce the Conversion Price; provided, however, that such reduction in the Conversion Price shall not adversely affect the interest of the Holders of

Securities (after taking into account tax and other consequences of such reduction), (vi) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA, (vii) to make any changes or modifications necessary in connection with the registration of the Securities under the Securities Act as contemplated in the Registration Rights Agreement; provided, however, that such action pursuant to this clause does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders of Securities in any material respect, (viii) to cure any ambiguity, to correct or supplement any provision in the Indenture which may be inconsistent with any other provision therein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under the Indenture which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of the Indenture; provided, however, that such action pursuant to this clause does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders of Securities in any material respect, and (ix) to add or modify any other provisions in the Indenture with respect to matters or questions arising hereunder which the Company and the Trustee may deem necessary or desirable and which will not adversely affect the interests of the Holders of Securities.

14.  Defaults and Remedies.

     If any Event of Default with respect to Securities shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

15.  Trustee Dealings with the Company.

     Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

16.  Calculations in Respect of Securities.

     The Company or its agents will be responsible for making all calculations called for under the Securities including, but not limited to, determination of the market prices for the Securities and of the Common Stock and the amounts of interest and contingent payments, if any, on the Securities. Any calculations made in good faith and without manifest error will be final and binding on Holders of the Securities. The Company or its agents will be required to deliver to the Trustee a schedule of its calculations and the Trustee will be entitled to conclusively rely upon the accuracy of such calculations without independent verification.

17.  No Recourse Against Others.

     No recourse under or upon any obligation, covenant or agreement contained in the Indenture, or in this Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future shareholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders and as part of the consideration for the issue of the Securities.

18.  Authentication.

     This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

19.  Abbreviations.

     Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

20.  GOVERNING LAW.

     THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY.

     The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

     Odyssey Re Holdings Corp.
     140 Broadway, 39th Floor
     New York, New York 10005
     Attn:  General Counsel
     Facsimile No. (212) 978-4700

21.  Registration Rights.

     The Holders of the Securities are entitled to the benefits of a Resale Registration Rights Agreement, dated as of June 18, 2002, among the Company and Bank of America Securities LLC, including the receipt of liquidated damages upon a registration default (as defined in such agreement) and which are referred to herein and in the Indenture as "additional interest".

ASSIGNMENT FORM                                           CONVERSION NOTICE
---------------                                           -----------------
To assign this Security, fill in the form below:          To convert this Security into Common Stock
                                                          of the Company, check the box [ ]


I or we assign and transfer this Security to              To convert only part of this Security,
                                                          state the principal amount to be converted
--------------------------                                (which must be $1,000 or an integral
                                                          multiple of $1,000):
--------------------------
(Insert assignee's soc. sec. or tax ID no.)

--------------------------                                If you want the stock certificate made out
                                                          in another person's name fill in the form
--------------------------                                below:

--------------------------                                ------------------------------
(Print or type assignee's name, address and
zip code)                                                 ------------------------------
                                                          (Insert the other person's soc. sec. tax
and irrevocably appoint                                   ID no.)

                                                          ------------------------------
____________________ agent to transfer this
Security on the books of the Company. The                 ------------------------------
agent may substitute another to act for him.
                                                          ------------------------------

                                                          ------------------------------
                                                          (Print or type other person's name,
                                                          address and zip code)


Date:                   Your Signature:
     ------------------                --------------------------------


----------------------------------------------------------------------
(Sign exactly as your name appears on the other side of this Security)


Signature Guaranteed


-------------------------------------
Participant in a Recognized Signature
Guarantee Medallion Program

By:
   ----------------------------------
           Authorized Signatory

             SCHEDULE OF INCREASES AND DECREASES OF GLOBAL SECURITY

    Initial Principal Amount of Global Security:              ($           ).
                                                 ------------   -----------

                          Amount of          Amount of           Principal
                          Increase in        Decrease in         Amount of              Notation by
                          Principal          Principal           Global Security        Registrar or
                          Amount of          Amount of           After Increase or      Security
Date                      Global Security    Global Security     Decrease               Custodian
----                      ---------------    ---------------     -----------------      -------------








                                    EXHIBIT B

                     [FORM OF FACE OF CERTIFICATED SECURITY]

     FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THIS SECURITY IS ISSUED WITH AN INDETERMINATE AMOUNT OF ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. THE ISSUE DATE IS JUNE 18, 2002 AND THE YIELD TO MATURITY FOR PURPOSE OF ACCRUING ORIGINAL ISSUE DISCOUNT IS 8.50% PER ANNUM.

     PURSUANT TO SECTION 4.7 OF THE INDENTURE, ODYSSEY RE HOLDINGS CORP. AGREES, AND BY ACCEPTANCE OF A BENEFICIAL OWNERSHIP INTEREST IN THE SECURITY, EACH BENEFICIAL HOLDER OF THE SECURITIES WILL BE DEEMED TO HAVE AGREED, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, (i) TO TREAT THE SECURITIES AS INDEBTEDNESS THAT IS SUBJECT TO SECTION 1.1275-4 OF THE UNITED STATES TREASURY REGULATIONS (THE "CONTINGENT PAYMENT DEBT REGULATIONS") AND, FOR PURPOSES OF THE CONTINGENT PAYMENT REGULATIONS, TO TREAT THE FAIR MARKET VALUE OF ANY STOCK BENEFICIALLY RECEIVED BY A BENEFICIAL HOLDER UPON ANY CONVERSION OF THE DEBENTURES AS A CONTINGENT PAYMENT, AND (ii) TO BE BOUND BY THE COMPANY'S DETERMINATION OF THE "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE," WITHIN THE MEANING OF THE CONTINGENT PAYMENT REGULATIONS, WITH RESPECT TO THE DEBENTURES. THE COMPANY'S DETERMINATION OF THE "COMPARABLE YIELD" IS 8.50% PER ANNUM, COMPOUNDED SEMIANNUALLY. YOU MAY OBTAIN THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE, YIELD TO MATURITY, COMPARABLE YIELD AND PROJECTED PAYMENT SCHEDULE FOR THE SECURITY BY TELEPHONING ODYSSEY RE HOLDINGS CORP. INVESTOR RELATIONS DEPARTMENT AT (212) 978-4700 OR SUBMITTING A WRITTEN REQUEST FOR SUCH INFORMATION TO:
ODYSSEY RE HOLDINGS CORP, 300 FIRST STAMFORD PLACE, STAMFORD, CT 06902,
ATTENTION: CHIEF FINANCIAL OFFICER.

     THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT OF 1933") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE BY ACQUISITION HEREOF, THE HOLDER:

     (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933;

     (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF

          SUCH SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OF 1933, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OF 1933 (IF AVAILABLE), (D) TO ANY INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE), OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND

     (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(C) OR 2(E) ABOVE), A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

     The foregoing legend may be removed from this Security on satisfaction of the conditions specified in the Indenture.

                            ODYSSEY RE HOLDINGS CORP.

                  4.375% Convertible Senior Debentures due 2022



No.                                                    CUSIP:  67612WAA6
Issue Date: June 18, 2002
Issue Price:


     ODYSSEY RE HOLDINGS CORP., a Delaware corporation, promises to pay to ___________________, or registered assigns, the principal amount of [
($       )] on June 15, 2022.

     Interest Payment Dates: June 15 and December 15, commencing December 15, 2002.

     Record Dates: June 1 and December 1.

     Reference is hereby made to the further provisions of this Security set forth on the reverse side of this Security, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.




Dated:                                        ODYSSEY RE HOLDINGS CORP.


                                              By:
                                                 -------------------------------
                                                 Title:


TRUSTEE'S CERTIFICATE OF  AUTHENTICATION

THE BANK OF NEW YORK,
as Trustee, certifies that this
is one of the Securities referred
to in the within-mentioned Indenture.



By
  --------------------------------
        Authorized Signatory


Dated:

      [FORM OF REVERSE OF CERTIFICATED SECURITY IS IDENTICAL TO EXHIBIT A]

                                                                       EXHIBIT C


                  4.375% Convertible Senior Debentures due 2022

                              Transfer Certificate

     In connection with any transfer of any of the Securities within the period prior to the expiration of the holding period applicable to the sales thereof under Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act") (or any successor provision), the undersigned registered owner of this Security hereby certifies with respect to $____________ principal amount of the above-captioned Securities presented or surrendered on the date hereof (the "Surrendered Securities") for registration of transfer, or for exchange or conversion where the securities issuable upon such exchange or conversion are to be registered in a name other than that of the undersigned registered owner (each such transaction being a "transfer"), that such transfer complies with the restrictive legend set forth on the face of the Surrendered Securities for the reason checked below:

     [ ] A transfer of the Surrendered Securities is made to the Company or any subsidiaries; or

     [ ] The transfer of the Surrendered Securities complies with Rule 144A under the Securities Act; or

     [ ] The transfer of the Surrendered Securities complies with Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act; or

     [ ] The transfer of the Surrendered Securities is pursuant to an effective registration statement under the Securities Act; or

     [ ] The transfer of the Surrendered Securities is pursuant to another available exemption from the registration requirement of the Securities Act;

     and unless the box below is checked, the undersigned confirms that, to the undersigned's knowledge, such Securities are not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act (an "Affiliate").

     [ ]  The transferee is an Affiliate of the Company.


DATE:
                                      --------------------------------------
                                      Signature(s)

     (If the registered owner is a corporation, partnership or fiduciary, the title of the person signing on behalf of such registered owner must be stated.)


Signature Guaranteed



--------------------------------
Participant in a Recognized Signature


                                      C-2